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                                 OFFICE LEASE

STATE OF FLORIDA:
COUNTY OF HILLSBOROUGH:

         THIS LEASE (the "Lease"), is made this the  19th  day of
                                                     ----

October,    1998,   by   and   between HIGHWOODS/FLORIDA HOLDINGS, L.P.,  a
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Delaware  Partnership,  By:  Highwoods  Properties,  Inc.,  as  agent
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hereinafter "Landlord" and Spectrum Integrated Services, Inc.,
                           ----------------------------------

a(n), Texas corporation  hereinafter (whether one or more) "Tenant":
     -------------------

                              W I T N E S S E T H :

         Upon the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord property referred to as the Premises, all as follows:

         1. PREMISES. The property hereby leased to Tenant is that area shown on EXHIBIT A hereto attached, which consists of approximately 44,768 rentable
                                                              ------
square feet, which is located in what is presently called the Interstate
                                                              ----------
Corporate Center Building (the "Building"), located at 6302 E. Martin Luther
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King Blvd. , Suite 200 , Tampa, Hillsborough County, State of Florida (the
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"Premises").

         If Landlord and Tenant desire for improvements to be made to the Premises prior to the Commencement Date such improvements shall be made pursuant to the work letter attached hereto as ADDENDUM 2 (the "Work Letter").
                                                        -

         2. TERM. This Lease Term (the "Term") is for sixty (60) months, and
                                                      ----------
shall commence on January 1, 1999 ("Commencement Date"), and shall expire
                  ---------------
(unless sooner terminated or extended as herein provided) at noon on December
                                                                     --------
31, 2003 ("Expiration Date"). Tenant shall have the right to take possession
--------
of the Premises prior to the Commencement Date provided the Premises are delivered for occupancy.

         If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Commencement Date, then this Lease shall not be void or voidable, no obligation of Tenant shall be affected thereby, and neither Landlord nor Landlord's agents shall be liable to Tenant for any loss or damage resulting from the delay in delivery of possession; provided, however, that in such event, the Commencement Date and Expiration Date of this Lease, and all other dates that may be affected by their change, shall be revised to conform to the date of Landlord's delivery of possession to Tenant. The above, however, is subject to the provision that the period permitted for the delay of delivery of possession of the Premises shall not exceed sixty (60) days after the Commencement Date set forth in the first sentence of this SECTION 2 (except that those delays beyond Landlord's control, including, without limitation, those encompassed in the meaning of the term "force majeure", or caused by Tenant (the "Delays") shall be excluded in calculating such period). If Landlord does not deliver possession to Tenant within such period, then Tenant may terminate this Lease by written notice to Landlord; provided, that written notice shall be ineffective if given after Tenant takes possession of any part of the Premises, or if given more than one hundred (100) days after the original Commencement Date plus the time of any Delays. Unless expressly otherwise provided herein, Rent (as hereinafter defined) shall commence on the earlier of: (i) the Commencement Date; (ii) occupancy of the Premises by Tenant; (iii) the date Landlord has the Premises ready for occupancy by Tenant, as such date is adjusted under the Work Letter, if any, attached hereto; or (iv) the date Landlord could have had the Premises ready had there been no Delays attributable to Tenant. Unless the context otherwise so requires, the term "Rent" as used herein includes both Base Rent and Additional Rent as set forth in SECTION 4.

         The Commencement Date, Term and Expiration Date may be set forth in a commencement letter (the "Commencement Letter") prepared by Landlord and executed by Tenant.


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         3. USE. The Premises may be used only for general office purposes in connection with Tenant's present business, which is currently general office
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purposes, which includes the operation of a 24-hour per day, seven day per
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week, technical call support center. Tenant shall never make any use of the
-----------------------------------
Premises which is in violation of any governmental laws, rules or regulations, whether now existing or hereafter enacted or which is in violation of the general rules and regulations for tenants (a copy of the present rules are attached as EXHIBIT B) as may be developed or modified from time to time by Landlord effective as of the date delivered to Tenant or posted on the Premises providing such rules are uniformly applicable to all tenants in the Building (the "Rules and Regulations"), are not contrary to the provisions of the Lease or increase Tenant's costs or obligations, nor may Tenant make any use of the Premises not permitted, or otherwise prohibited, by any restrictive covenants which apply to the Premises, provided a copy of same were delivered prior to execution of this Lease. Tenant may not make any use that is or may be a nuisance or trespass, which increases any insurance premiums, or makes such insurance unavailable to Landlord on the Building. In the event of any increase in any of Landlord's insurance premiums which directly results from the Tenant's use or occupancy of the Premises, Tenant agrees to pay Landlord such additional increase within ten (10) days.

         4. RENT. As used herein, the term "Rent" shall mean Base Rent (as hereinafter defined) plus Additional Rent (as hereinafter defined). Tenant shall pay Rent to the Landlord Rent, on or before the first day of each calendar month, in advance, during the Term, without previous demand or notice therefor by Landlord and without set off or deduction; provided, however, if the Term commences on a day other than the first day of a calendar month, then Rent for such month shall be (i) prorated for the period between the Commencement Date and the last day of the month in which the Commencement Date falls, and (ii) due and payable on the Commencement Date. Notwithstanding anything contained herein to the contrary, Tenant's obligation to pay Rent under this Lease is completely separate and independent from any of Landlord's obligations under this Lease. For each monthly Rent payment Landlord receives after the fifth (5th) business day of the month, Landlord shall be entitled to all remedies provided under SECTIONS 13 and 14 below, and a late charge in the amount of five percent (5%) of all Rent due for such month. If Landlord presents Tenant's check to any bank and Tenant has insufficient funds to pay for such check, then Landlord shall be entitled to all remedies provided under SECTIONS 13 and 14 below and a lawful bad check fee or five percent (5%) of the amount of such check, whichever amount is less.

         4.1. BASE RENT. The minimum base rent for the Term shall be the sum of $3,317,761.00 (the "Base Rent"). For the first twelve months of the Term,
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Base Rent shall be payable, in advance, in equal monthly installments as indicated below and thereafter shall be increased pursuant to the Rent
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Schedule below.

         4.1.1. RENT SCHEDULE. During the initial term of the Lease, the monthly base rent shall be paid in accordance with SECTION 4 and in accordance with the following payment schedule:


   -------------------------------- -------------------------------- ------------------------------------
              MONTHS                        MONTHLY RENT                         TERM RENT


   -------------------------------- -------------------------------- ------------------------------------
   1/01/99 - 3/31/99                $29,375.00 *                     $88,125.00*
   -------------------------------- -------------------------------- ------------------------------------
   4/01/99 - 11/30/99               $52,602.00                       $420,816.00
   -------------------------------- -------------------------------- ------------------------------------
   12/1/99 - 11/30/00               $54,468.00                       $653,616.00
   -------------------------------- -------------------------------- ------------------------------------
   12/1/00 - 11/30/01               $56,333.00                       $675,996.00
   -------------------------------- -------------------------------- ------------------------------------
   12/1/01 - 11/30/02               $58,198.00                       $698,376.00
   -------------------------------- -------------------------------- ------------------------------------
   12/1/02 - 12/31/03               $60,064.00                       $780,832.00
   -------------------------------- -------------------------------- ------------------------------------
                                            CUMULATIVE RENT:       $3,317,761.00
   -------------------------------- ---------------------------------------------------------------------

* Tenant shall be responsible for payment of Base Rent on 25,000 square feet only.

         The above rent schedule does not include operating expense pass through adjustments to be computed annually in accordance with Lease Addendum Number 1 attached hereto.
      --
         4.2. ADDITIONAL RENT. As used in this Lease, the term "Additional Rent" shall mean all sums and charges, excluding Base Rent, due and payable by Tenant under this Lease, including, but not limited to, the following:

         (a) sales or use tax imposed on rents collected by Landlord, even though laws imposing such taxes attempt to require Landlord to pay the same; provided, however, if any such sales or

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use tax shall be imposed on Landlord and Landlord shall be prohibited by applicable law from collecting the amount of such tax from Tenant as Additional Rent, then Landlord, upon sixty (60) days prior written notice to Tenant, may terminate this Lease, unless, legally, Tenant can and does reimburse Landlord for such tax.

         (b) Tenant's Proportionate Share (as hereinafter defined) of the increase in Landlord's Operating Expenses (as hereinafter defined) as set forth in Addendum Number 1 .
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         5. SERVICES BY LANDLORD. Landlord shall cause to be furnished to the
Building Common Areas, or as applicable, the Premises, in common with other tenants, during business hours of 7:00 A.M. to 6:00 P.M. Monday through
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Friday (excluding National and State holidays), the following services;
janitorial services (five (5) days a week after normal working hours), water for drinking, lavatory and toilet purposes, and heating and air conditioning for the comfortable use and occupancy of the Premises, and further described in the construction specifications, provided heating and cooling conforming to any governmental regulation prescribing limitations thereon shall be deemed to comply with this service. Notwithstanding the above, Landlord shall
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provide the following services to the Premises seven days a week: water for
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drinking, lavatory and toilet purposes. Tenant shall have 24-hour access to
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its Premises and Tenant shall be directly responsible for its electrical
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consumption. Landlord shall further provide parking according to Tenant
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Parking Agreement Addendum No. 3 . There shall be no abatement or reduction
                              --
of Rent by reason of any of the foregoing services not being continuously provided to Tenant. Landlord shall have the right to enter and inspect the Premises and all electrical devices therein from time to time with proper notice by telephone. There shall be no abatement or reduction of Rent by reason of any of the foregoing services not being continuously provided to Tenant, unless such service is interrupted for two (2) business days, then starting on the next day, Rent and Additional Rent shall abate until such service is available. If any interruption continues for thirty (30) days, Tenant may terminate the Lease.

Tenant shall report to Landlord immediately any defective condition in or about the Premises known to Tenant, and if such defect is not so reported and such failure to promptly report results in other damage, Tenant shall be liable for same, unless due to the negligence or willful misconduct of Landlord, its employees or agents. Landlord shall not be liable to Tenant for any damage caused to Tenant and its property due to the Building or any part or appurtenance thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes.

         6. TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES; LANDLORD'S DUTIES AND RIGHTS. Subject to the terms of the attached Work Letter, if any, Tenant's occupancy of the Premises is Tenant's representation to Landlord that Tenant has examined and inspected the same, finds the Premises to be as represented by Landlord and satisfactory for Tenant's intended use, and constitutes Tenant's acceptance "as is", latent defects excepted. Landlord makes no representation or warranty as to the condition of said Premises. During Tenant's move-in, a representative of Tenant must be on-site with Tenant's moving company to insure proper treatment of the Building and the Premises. Elevators in multi-story office buildings must remain in use for the general public during business hours as defined herein in SECTION 5. Any specialized use of elevators must be coordinated with Landlord's property manager. Tenant must properly dispose of all packing material and refuse in accordance with the Rules and Regulations. Any damage or destruction to the Building or the Premises due to moving will be the sole responsibility of Tenant. Tenant shall deliver at the end of this Lease each and every part of the Premises in good repair and condition, ordinary wear and tear and damage by casualty excepted. The delivery of a key or other such tender of possession of the Premises to Landlord or to an employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises except upon written notice by Landlord. Tenant shall: (i) keep the Premises and fixtures in good order; (ii) make repairs and replacements to the Premises or Building needed because of Tenant's misuse or primary negligence, unless coverable under insurance policies required to be carried by Landlord hereunder; (iii) repair and replace special equipment or decorative treatments installed by or at Tenant's request and that serve the Premises only, except if this Lease is ended because of casualty loss or condemnation; and (iv) not commit waste. Tenant, however, shall make no structural alterations of the Premises without Landlord's prior written consent. If Tenant requires alterations, and Landlord's consent is required, Tenant shall provide Landlord's managing agent with a complete set of construction drawings, and such agent shall then determine the actual cost of the work to be done (to include a construction supervision fee of five percent (5%) to be paid to Landlord's managing agent). Tenant may then either agree to pay Landlord to have the

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work done or with Landlord's consent, engage their own contractor to perform the alterations. On termination of this Lease or vacation of the Premises by Tenant, Tenant shall restore the Premises, at Tenant's sole expense, to the same condition as existed at the Commencement Date, ordinary wear and tear and damage by casualty only excepted. Landlord, however, may elect to require Tenant to leave alterations performed for Tenant unless at the time of such alterations Landlord agreed in writing such alterations could be removed on the Expiration Date, upon the termination of this Lease or upon Tenant's vacation of the Premises.

         Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by or on behalf of Tenant. Should any claim of lien or other lien be filed against the Premises or the Building by reason of any act or omission of Tenant or any of Tenant's agents, employees, contractors or representatives, then Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within ten (10) days after notice of the filing thereof. Should Tenant fail to discharge such lien within such ten (10) day period, then Landlord may discharge the same, in which event Tenant shall reimburse Landlord, on demand, as Additional Rent, for the amount of the lien or the amount of the bond, if greater, plus all administrative costs incurred by Landlord in connection therewith. The remedies provided herein shall be in addition to all other remedies available to Landlord under this Lease or otherwise. Tenant shall have no power to do any act or make any contract that may create or be the foundation of any lien, mortgage or other encumbrance upon the reversionary or other estate of Landlord, or any interest of Landlord in the Premises. NO CONSTRUCTION LIENS OR OTHER LIENS FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED TO THE PREMISES SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE PREMISES OR THE BUILDING.

         Notwithstanding anything to the contrary set forth above in this
SECTION 6, if Tenant does not perform its maintenance obligations in a timely manner as set forth in this Lease, commencing the same within five (5) days after receipt of written notice from Landlord specifying the work needed and thereafter diligently and continuously pursuing completion of unfulfilled maintenance obligations, then Landlord shall have the right, but not the obligation, to perform such maintenance, and any amounts so expended by Landlord shall be paid by Tenant to Landlord within thirty (30) days after demand, with interest at the maximum rate allowed by law (or the rate of fifteen percent (15%) per annum, whichever is less) accruing from the date of expenditure through the date paid.

         Except for repairs and replacements that Tenant must make under this
SECTION 6, Landlord shall pay for and make all other repairs and replacements to the Premises, common areas and Building (including Building fixtures and equipment). This maintenance shall include the roof, foundation, exterior walls, interior structural walls, all structural components, and all exterior (outside of walls) systems, such as mechanical, electrical, HVAC, and plumbing. Repairs or replacements required under SECTION 6 shall be made within a reasonable time (depending on the nature of the repair or replacement needed) after receiving notice from Tenant or Landlord having actual knowledge of the need for a repair or replacement.

         7. DAMAGES TO PREMISES. If the Premises shall be partially damaged by fire or other casualty insured under Landlord's insurance policies, and if Landlord's lender(s) shall permit insurance proceeds paid as a result thereof to be so used, then upon receipt of the insurance proceeds, Landlord shall, except as otherwise provided herein, promptly repair and restore the Premises (exclusive of improvements made by Tenant, Tenant's trade fixtures, decorations, signs, and contents) substantially to the condition thereof immediately prior to such damage or destruction; limited, however, to the extent of the insurance proceeds received by Landlord. If by reason of such occurrence: (i) the Premises is rendered wholly untenantable; (ii) the Premises is damaged in whole or in part as a result of a risk which is not covered by Landlord's insurance policies; (iii) Landlord's lender does not permit a sufficient amount of the insurance proceeds to be used for restoration purposes; (iv) the Premises is damaged in whole or in part during the last two years of the Term; or (v) the Building containing the Premises is damaged (whether or not the Premises is damaged) to an extent of fifty percent (50%) or more of the fair market value thereof, then Landlord may elect either to repair the damage as aforesaid, or to cancel this Lease by written notice of cancellation given to Tenant within sixty (60) days after the date of such occurrence, and thereupon this Lease shall terminate. Tenant shall vacate and surrender the Premises to Landlord within fifteen (15) days after receipt of such notice of termination. In addition, Tenant may also terminate this Lease by written notice given to Landlord if the Premises and any areas necessary for access to the Premises cannot be repaired in one hundred eighty (180) days, or at any time between the one hundred

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eighty-first (181st) and one hundred ninety-sixth (196th) days after the occurrence of any such casualty, if Landlord has failed to restore the damaged portions of the Building (including the Premises) within one hundred eighty (180) days of such casualty. However, if Landlord is prevented by Delays as defined in SECTION 2, from completing the restoration within said one hundred eighty (180) day period, and if Landlord provides Tenant with written notice of the cause for the Delays within fifteen (15) days after the occurrence thereof, such notice to contain the reason for the Delays and a good faith estimate of the period of the Delays caused thereby, then Landlord shall have an additional period beyond said one hundred eighty (180) days, equal to the Delays in which to restore the damaged areas of the Building; and Tenant may not elect to terminate this Lease until said additional period required for completion has expired with the Building not having been substantially restored. In such case, Tenant's fifteen (15) day notice of termination period shall begin to run upon the expiration of Landlord's additional period for restoration set forth in the preceding sentence. Upon the termination of this Lease as aforesaid, Tenant's liability for the Rent and other charges reserved hereunder shall cease as of the effective date of the termination of this Lease, subject, however, to the provisions for abatement of Rent hereinafter set forth.

         Unless this Lease is terminated as aforesaid, this Lease shall remain in full force and effect, and Tenant shall promptly repair, restore, or replace Tenant's improvements, trade fixtures, decorations, signs, and contents in the Premises in a manner and to at least a condition equal to that existing prior to their damage or destruction, and the proceeds of all insurance carried by Tenant on said property shall be held in trust by Tenant for the purposes of such repair, restoration, or replacement.

         If, by reason of such fire or other casualty, the Premises is rendered wholly untenantable, then the Rent payable by Tenant shall be fully abated, or if only partially damaged, such Rent and other charges shall be abated proportionately as to that portion of the Premises rendered untenantable, in either event (unless the Lease is terminated, as aforesaid) from the date of such casualty until the Premises have been substantially repaired and restored, or until Tenant's business operations are restored in the entire Premises, whichever shall first occur. Tenant shall continue the operation of Tenant's business in the Premises or any part thereof not so damaged during any such period to the extent reasonably practicable from the standpoint of prudent business management. Except for the abatement of the Rent hereinabove set forth, Tenant shall not be entitled to, and hereby waives, all claims against Landlord for any compensation or damage for loss of use of the whole or any part of the Premises and/or for any inconvenience or annoyance occasioned by any such damage, destruction, repair, or restoration.

         8. ASSIGNMENT-SUBLEASE. Tenant may not assign or encumber this Lease or its interest in the Premises arising under this Lease, and may not sublet any part or all of the Premises without first obtaining the written consent of Landlord, which consent will not be unreasonably withheld or delayed or conditioned. Any assignment or sublease to which Landlord may consent (one consent not being any basis that Landlord should grant any further consent) shall not relieve Tenant of any or all of its obligations hereunder. For the purpose of this SECTION 8, the word "assignment" shall be defined and deemed to include the following: (i) if Tenant is a partnership, the withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning thirty percent (30%) or more of the partnership, or the dissolution of the partnership; (ii) if Tenant consists of more than one person, an assignment, whether voluntary, involuntary, or by operation of law, by one person to one of the other persons that is a Tenant; (iii) if Tenant is a corporation, any dissolution or reorganization of Tenant, or the sale or other transfer of a controlling percentage (hereafter defined) of capital stock of Tenant, in a single transaction or series of related transactions, other than to an affiliate (which is expressly permitted hereby) or; (iv) if Tenant is a limited liability company, the change of members whose interest in the company is fifty percent (50%) or more. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors, or such lesser percentage as is required to provide actual control over the affairs of the corporation. Acceptance of Rent by Landlord after any non-permitted assignment shall not constitute approval thereof by Landlord. Notwithstanding the foregoing provisions of this SECTION 8, Tenant may assign or sublease part or all of the Premises without Landlord's consent to: (i) any corporation or partnership that controls, is controlled by, or is under common control with, Tenant; or (ii) any corporation resulting from the merger or consolidation with Tenant or to any entity that acquires all of Tenant's assets as a going concern of the business that is being

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conducted on the Premises, as long as the assignee or sublessee is a bona fide entity and assumes the obligations of Tenant, and continues the same Permitted Use as provided under SECTION 3. However, Landlord must be given prior written notice of any such assignment or subletting, and failure to do so shall be a default hereunder. Landlord will never consent to an assignment or sublease that might result in a use that conflicts with the rights of an existing tenant under its lease.

         In no event shall this Lease be assignable by operation of any law, and Tenant's rights hereunder may not become, and shall not be listed by Tenant as an asset under any bankruptcy, insolvency or reorganization proceedings. Tenant is not, may not become, and shall never represent itself to be an agent of Landlord, and Tenant acknowledges that Landlord's title is paramount, and that it can do nothing to affect or impair Landlord's title.

         If Landlord consents to any assignment or subletting, Tenant shall pay all reasonable out-of-pocket costs and expenses incurred by Landlord in connection with the assignment or sublease transaction, including Landlord's reasonable attorneys' fees, not to exceed $750.

         If this Lease shall be assigned or the Premises or any portion thereof sublet by Tenant at a rental that exceeds the rentals to be paid to Landlord hereunder, attributable to the Premises or portion thereof so assigned or sublet, then any such excess (after payment of all costs incurred in connection with such transfer) shall be paid over to Landlord by Tenant. If Landlord assists Tenant in finding a permissible subtenant, Landlord shall be paid a fee for such assistance in the amount of $200 in addition to a fee in an amount necessary to cover the subtenant's improvements to the Premises or any portion thereof so assigned or sublet.

         9. TENANT'S COMPLIANCE; INSURANCE REQUIREMENTS. Tenant shall comply with all applicable laws, ordinances and regulations affecting the Premises, now existing or hereafter adopted, including the Rules and Regulations. Tenant shall not be obligated to correct any non-compliance existing on the Commencement Date, or to make structural alterations. At all times during the Term, Landlord will carry and maintain bodily injury and property damage insurance.

         The insurance coverage and amounts above will be reasonably determined by Landlord, based on coverages carried by prudent owners of comparable buildings in the vicinity of the Project.

         Throughout the Term, Tenant, at its sole cost and expense, shall keep or cause to be kept for the mutual benefit of Landlord, Landlord's managing agent, (presently Highwoods/Florida Holdings Limited Partnership and its affiliates) and Tenant, Commercial General Liability Insurance (1986 ISO Form or its equivalent) with a combined single limit, each Occurrence and General Aggregate-per location of at least TWO MILLION DOLLARS ($2,000,000), which policy shall insure against liability of Tenant, arising out of and in connection with Tenant's use of the Premises, and which shall insure the indemnity provisions contained herein. Not more frequently than once every three (3) years, Landlord may require the limits to be increased if in its reasonable judgment (or that of its mortgagee) the coverage is insufficient. Tenant shall also carry the equivalent of ISO Special Form Property Insurance on its personal property and fixtures located in the Premises and any improvements made by Tenant for their full replacement value and with coinsurance waived, and Tenant shall neither have, nor make, any claim against Landlord for any loss or damage to the same, regardless of the cause thereof.

         Prior to taking possession of the Premises, and annually thereafter, Tenant shall deliver to Landlord certificates or other evidence of insurance satisfactory to Landlord. All such policies shall be non-assessable and shall contain language to the extent obtainable that: (i) any loss shall be payable notwithstanding any act or negligence of Landlord or Tenant that might otherwise result in forfeiture of the insurance, (ii) that the policies are primary and non-contributing with any insurance that Landlord may carry, and
(iii) that the policies cannot be canceled, non-renewed, or coverage reduced except after thirty (30) days' prior written notice to Landlord. If Tenant fails to provide Landlord with such certificates or other evidence of insurance coverage, Landlord may obtain such coverage and Tenant shall reimburse the cost thereof on demand.

         Anything in this Lease to the contrary notwithstanding, Landlord hereby releases and waives unto Tenant (including all partners, stockholders, officers, directors, employees and

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agents thereof), its successors and assigns, and Tenant hereby releases and waives unto Landlord (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, all rights to claim damages for any injury, loss, cost or damage to persons or to the Premises or any other casualty, as long as the amount of which injury, loss, cost or damage is coverable under the insurance policies required under this Lease to be covered. As respects all policies of insurance carried or maintained pursuant to this Lease and to the extent permitted under such policies, Tenant and Landlord each waive the insurance carriers' rights of subrogation. Subject to the foregoing, Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising out of (i) Tenant's use of the Premises or any part thereof, (ii) any activity, work, or other thing done, permitted or suffered by Tenant in or about the Premises or the Building, or any part thereof, (iii) any breach or default by Tenant in the performance of any of its obligations under this Lease, or (iv) any act or negligence of Tenant, or any officer, agent, employee, contractor, servant of Tenant; and in each case from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including reasonable attorneys' fees at all tribunal levels) arising in connection with any such claim or claims as described in (i) through (iv) above, or any action brought thereon.

         If such action is brought against Landlord, Tenant upon notice from Landlord shall defend the same through counsel selected by Tenant's insurer, or other counsel reasonably acceptable to Landlord. Tenant assumes all risk of damage or loss to its property or injury or death to persons in, on, or about the Premises, from all causes except those for which the law imposes liability on Landlord regardless of any attempted waiver thereof, and Tenant hereby waives such claims in respect thereof against Landlord. The provisions of this paragraph shall survive the termination of this Lease.

         Landlord shall keep the Building, including the improvements, insured against damage and destruction by perils insured by the equivalent of ISO Special Form Property Insurance in the amount of the full replacement value of the Building.

         Each party shall keep its personal property and trade fixtures in the Premises and Building insured with the equivalent of ISO Special Form Property Insurance in the amount of the full replacement cost of the property and fixtures. Tenant shall also keep any non-standard improvements made to the Premises at Tenant's request insured to the same degree as Tenant's personal property.

          Tenant's insurance policies required by this Lease shall: (i) be issued by insurance companies licensed to do business in the state in which the Premises are located with a general policyholder's ratings of at least A-and a financial rating of at least VI in the most current Best's Insurance Reports available on the Commencement Date, or if the Best's ratings are changed or discontinued, the parties shall agree to a comparable method of rating insurance companies; (ii) name the non-procuring party as an additional insured as its interest may appear [other landlords or tenants may be added as additional insureds in a blanket policy]; (iii) provide that the insurance not be canceled, non-renewed or coverage materially reduced unless thirty (30) days advance notice is given to the non-procuring party;
(iv) be primary policies; (v) provide that any loss shall be payable notwithstanding any gross negligence of Landlord or Tenant which might result in a forfeiture thereunder of such insurance or the amount of proceeds payable; (vi) have no deductible exceeding TEN THOUSAND DOLLARS ($10,000), unless accepted in writing by Landlord; and (vii) be maintained during the entire Term and any extension terms.

         10. SUBORDINATION-ATTORNMENT-LANDLORD FINANCING. Tenant agrees that this Lease will be either subordinate or superior to any mortgage heretofore or hereafter executed by Landlord covering the Premises, depending on the requirements of such mortgagee. Notwithstanding the foregoing, this Lease shall be subordinate to future mortgages only if the mortgagee agrees in writing not to disturb Tenant's possession hereunder so long as Tenant is not in default past applicable cure periods under this Lease. The Landlord owns the building and there is no lender, therefore, no non-disturbance agreement is attached. Tenant, within thirty (30) days after request to do so from Landlord or its mortgagee, will execute such agreement making this Lease superior or subordinate and containing such other agreements and covenants on Tenant's part as Landlord's mortgagee may reasonably request, and will agree to attorn to said mortgagee provided the mortgagee agrees in writing not to disturb Tenant's possession hereunder so long as Tenant is not in default past applicable cure periods iwith this Lease. Further, Tenant agrees to execute within fifteen (15) days after request therefor, and as often as requested, estoppel certificates confirming any factual matter

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requested therein which is true and is within Tenant's knowledge regarding this Lease, the Premises, or Tenant's use thereof, including, but not limited to date of occupancy, Expiration Date, the amount of Rent due and date to which Rent is paid, whether or not Tenant has any defense or offsets to the enforcement of this Lease or the Rent payable hereunder or knowledge of any default or breach by Landlord, and that this Lease together with any modifications or amendments is in full force and effect. Tenant shall attach to such estoppel certificate copies of all modifications or amendments.

         Tenant agrees to give any mortgagee of Landlord which has provided a non-disturbance agreement to Tenant, notice of, and a reasonable opportunity (which shall in no event be less than thirty (30) days after written notice thereof is delivered to mortgagee as herein provided except in the event of emergency) to cure, any Landlord default hereunder; and Tenant agrees to accept such cure if effected by such mortgagee. No termination of this Lease by Tenant shall be effective until such notice has been given and the cure period has expired without the default having been cured. Further, Tenant agrees to permit such mortgagee (or other purchaser at any foreclosure sale), and its successors and assigns, on acquiring Landlord's interest in the Premises and the Lease, to become substitute Landlord hereunder, with liability only for such Landlord obligations as accrue or continue after Landlord's interest is so acquired. Tenant agrees to attorn to any successor Landlord.

         11. SIGNS. Tenant may not erect, install or display any sign or advertising material upon the Building exterior, the exterior of the Premises (including any exterior doors), or the exterior walls thereof, or in any window therein, without the prior written consent of Landlord. Tenant shall have the right to such signage as set forth and described in Paragraph 36, at the expense of Tenant , and as set forth on EXHIBIT A , provided Tenant shall
               ------                              --
be responsible for any changes to such signage.

         12. ACCESS TO PREMISES. Landlord shall have the right, at all reasonable times, either itself or through its authorized agents, to enter the Premises (i) to make repairs, alterations or changes as Landlord deems necessary, (ii) with 24-hour telephone notice to inspect the Premises, and
(iii) with 24-hour telephone notice to show the Premises to prospective mortgagees and purchasers. Landlord shall have the right, either itself or through its authorized agents with 24-hour telephone notice, to enter the Premises at all reasonable times for inspection to show prospective tenants within ninety (90) days prior to the Expiration Date as extended by any exercised option. Tenant, its agents, employees, invitees, and guests, shall have the right of ingress and egress to common and public areas of the Building, provided Landlord by reasonable regulation may control such access for the comfort, convenience, safety and protection of all tenants in the Building, or as needed for making repairs and alterations. Tenant shall be responsible for providing access to the Premises to its agents, employees, invitees and guests after hours, but in no event shall Tenant's use of and access to the Premises after hours compromise the security of the Building. Landlord shall have the right to enter the Premises at any time in the event of an emergency.

         13. DEFAULT. If Tenant: (i) fails to pay any Rent within ten (10) days of written notice, or any other sum of money which Tenant is obligated to pay within thirty (30) days of written notice, as provided in this Lease; or (ii) breaches any other agreement, covenant or obligation herein set forth and such breach shall continue and not be remedied within thirty (30) days after Landlord shall have given Tenant written notice specifying the breach, or if such breach cannot, with due diligence, be cured within said period of thirty (30) days and Tenant does not within said thirty (30) day period commence and thereafter with reasonable diligence completely cure the breach; or (iii) files (or has filed against it and not stayed or vacated within sixty (60) days after filing) any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court; or (iv) makes any transfer in fraud of creditors as defined in Section 548 of the United States Bankruptcy Code (11 U.S.C. 548, as amended or replaced), has a receiver appointed for its assets (and appointment shall not have been stayed or vacated within thirty (30) days), or makes an assignment for benefit of creditors; then Tenant shall be in default hereunder, and, in addition to any other lawful right or remedy which Landlord may have, Landlord at its option, in addition to such other remedies as may be available under Florida law, may do the following: (1) terminate this Lease and Tenant's right of possession; or (2) terminate Tenant's right to possession but not this Lease and/or proceed in accordance with any and all of the following remedies:

         (a) Landlord may, without further notice, re-enter the Premises in accordance with applicable law and dispossess Tenant by summary proceedings or otherwise, as well as the

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legal representative(s) of Tenant and/or other occupant(s) of the Premises, and remove their effects and hold the Premises as if this Lease had not been made, and Tenant hereby waives instituting legal proceedings to that end; and/or at Landlord's option,

         (b) All Base Rent and all Additional Rent for the balance of the Term will, at the election of Landlord, be accelerated and the present worth of same (as reasonably determined by Landlord) for the balance of the Term, net of amounts actually collected by Landlord, shall become immediately due thereupon and be paid, together with all expenses of any nature which Landlord may incur such as (by way of illustration and not limitation) those for reasonable attorneys' fees, brokerage, advertising, and refurbishing the Premises in good order or preparing them for re-rental; and/or at Landlord's option,

         (c) Landlord may re-let the Premises, or any part thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant concessions or free rent or charge a higher rental than that reserved in this Lease; provided, however, Landlord shall have no obligation to re-let the Premises but shall use good faith efforts to do so, or any part thereof, and shall in no event be liable for failure to re-let the Premises, or any part thereof, or, in the event of any such re-letting, for refusal or failure to collect any rent due upon such re-letting, and no such refusal or failure shall operate to release Tenant of any liability under this Lease or otherwise to effect or reduce any such liability; and/or at Landlord's option,

         (d) Tenant or its legal representative(s) will also pay to Landlord as agreed upon damages, in addition to such other damages that Landlord may be legally entitled to, any deficiency between the Base Rent and all Additional Rent hereby charged and/or agreed to be paid and the net amount, if any, of the rents collected on account of this Lease or Leases of the Premises for each month of the period which would otherwise have constituted the balance of the Term.

         All rights and remedies of Landlord are cumulative, and the exercise of any one shall not be an election excluding Landlord at any other time from exercise of a different or inconsistent remedy. No exercise by Landlord of any right or remedy granted herein shall constitute or effect a termination of this Lease unless Landlord shall so elect by written notice delivered to Tenant.

         The failure of Landlord to exercise its rights in connection with this Lease or any breach or violation of any term, or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be a waiver of such term, covenant or condition or any subsequent breach of the same or any other covenant or condition herein contained.

         No acceptance by Landlord of a lesser sum than the Base Rent, administrative charges, Additional Rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease.

         In addition, no payments of money by Tenant to Landlord after the expiration or termination of this Lease after the giving of any notice by Landlord to Tenant shall reinstate or extend the Term, or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice or in any manner affect any pending suit or any judgment previously obtained.

         Tenant hereby absolutely, unconditionally and irrevocably waives the following:

                  (i) Any right Tenant may have to interpose or assert any claim or counterclaim in any action or proceeding brought by Landlord under this Lease. If Tenant violates this Subsection, Landlord and Tenant stipulate that any such claim or counterclaim shall be severed and tried separately from the action or proceeding brought by Landlord pursuant to Florida Rules of Civil Procedure 1.270(b) or other applicable law. This Subsection shall in no way impair the right of Tenant to commence a separate action against Landlord for

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any violation by Landlord of the provisions of this Lease or to which Tenant has not waived any claim pursuant to the provisions of this Lease so long as notice is first given to Landlord and any holder of a mortgage and/or lessor under a superior lease, and a reasonable opportunity is granted to Landlord and such holder and/or lessor to correct such violation. In no event shall Landlord, any holder of a mortgage and/or lessor under a superior lease be responsible for any consequential damages incurred by Tenant, including lost profits or interruption of business, as a result of any default by Landlord. Tenant shall in all events comply with the provisions of Section 83.232, Florida Statutes with respect to any action or proceeding brought by Landlord under this Lease;

                  (ii) Any and all rights of redemption of the Premises or any goods therein granted by or under any present or future laws in the event Tenant is evicted or dispossessed of the same in accordance with this Lease or Landlord obtains possession of the same in accordance with this Lease;

         Landlord and Tenant further acknowledge that, to induce Tenant to enter into this Lease, and in consideration of Tenant's agreement to perform all of the provisions to be performed by Tenant under this Lease, Landlord has agreed to waive (i) reimbursement from Tenant of the amount of any tenant improvement expenses incurred by Landlord in connection with the build-out of the Premises for Tenant's initial occupancy, except any amount Tenant paid Landlord for overages on tenant improvements requested by Tenant, and (ii) payment by Tenant of Base Rent or portions thereof during the period(s) specified herein.

         If Landlord exercises the remedies provided in Subsection a, b, c or d above, Landlord may declare the entire balance of all forms of Rent due under this Lease for the remainder of the Term to be forthwith due and payable and may collect the then present value of such Rents (calculated using a discount equal to the yield then obtainable from the United States Treasury Bill or Note with a maturity date closest to the Expiration Date). The accelerated Additional Rent shall be calculated by multiplying the highest Additional Rent amount payable by Tenant in the immediately preceding calendar year prior to Default times the number of calendar years (including any fractional calendar year) remaining in the Term following the date of default. If Landlord exercises the remedy provided in Subsection b above and collects from Tenant all forms of Rent owed for the remainder of the Term, Landlord shall account to Tenant, at the Expiration Date, for amounts actually collected by Landlord as a result of a reletting, net of Tenant's obligations pursuant to Subsection b.

         Tenant further agrees that Landlord may obtain an order for summary ejectment from any court of competent jurisdiction without prejudice to Landlord's rights to otherwise collect rents from Tenant.

         14.  MULTIPLE DEFAULTS.

                  (a) Tenant acknowledges that any rights or options of first refusal, or to extend the Term, to expand the size of the Premises, to purchase the Premises or the Building, or other such or similar rights or options which have been granted to Tenant under this Lease are conditioned upon the prompt and diligent performance of the terms of this Lease by Tenant. Accordingly, provided that Landlord provides Tenant with written notice and should Tenant default under this Lease on two (2) or more occasions during any twelve (12) month period, in addition to all other remedies available to Landlord, all such rights and options shall automatically, and without further action on the part of any party, expire and be deemed canceled and of no further force and effect.

                  (b) Provided that Landlord provides Tenant with written notice and should Tenant default in the payment of Base Rent, Additional Rent, or any other sums payable by Tenant under this Lease on two (2) or more occasions during any twelve (12) month period, regardless of whether any such default is cured, then, in addition to all other remedies otherwise available to Landlord, Tenant shall, within ten (10) days after demand by Landlord, post a security deposit in, or increase the existing Security Deposit by, a sum equal to three (3) months' installments of Base Rent. Any security deposit posted pursuant to the foregoing sentence shall be governed by
SECTION 22 below.

                  Landlord shall be in default under this Lease if Landlord has not commenced and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations under this Lease within thirty
(30) days of the receipt by Landlord of written notice from Tenant

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of the alleged failure to perform. Notwithstanding anything in this Lease to the contrary, Landlord shall never be liable to Tenant in the event of a default by Landlord or otherwise under provision of this Lease for any loss of business or profits or other direct, special, incidental, indirect or consequential damages or for punitive or special damages of any kind. None of Landlord's officers, employees, agents, directors, shareholders, or partners shall ever have any personal liability to Tenant under or in connection with this Lease. Tenant shall look solely to Landlord's estate and interest in the Building, including but not limited to, proceeds from the sale of the building for the satisfaction of any right or remedy of Tenant under this Lease, or for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord, and no other property or assets of Landlord or its principals shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's rights or remedies under this Lease, the relationship of Landlord and Tenant under this Lease, Tenant's use and occupancy of the Premises, or any other liability of Landlord to Tenant of whatever kind or nature. Except as specifically provided in this Lease, Tenant expressly, knowingly, and voluntarily waives any right, claim, or remedy otherwise available to Tenant to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement allegedly made on behalf of Landlord, whether in this Lease or elsewhere. No act or omission of Landlord or its agents shall constitute an actual or constructive eviction of Tenant unless Landlord shall have first received written notice of Tenant's claim and shall have failed to cure it after having been afforded a reasonable time to do so.

         15. PROPERTY OF TENANT. Tenant shall pay, timely, any and all taxes levied or assessed against or upon Tenant's equipment, fixtures, furniture, leasehold improvements and personal property located in the Premises. Tenant may, prior to the Expiration Date, remove all fixtures and equipment which it has placed in the Premises; provided, however, Tenant repairs all damages caused by such removal. If Tenant does not remove its property from the Premises upon termination (for whatever cause) of this Lease, such property shall be deemed abandoned by Tenant, and Landlord may dispose of the same in whatever manner Landlord may elect without any liability to Tenant. Notwithstanding the foregoing, if the Lease is terminated by Landlord prior to expiration, Tenant shall have a reasonable time to remove such property prior to it being deemed abandoned.

         16. SECURITY AGREEMENT. Landlord hereby expressly waives any lien, including, but not limited, any statutory lien for rent, which Landlord may have upon any equipment, fixtures, furniture or other personal property of Tenant now or hereafter situated in the Leased Premises.

         17. BANKRUPTCY. Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the United States Bankruptcy Code, as amended, (the "Code") may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that, in any event, pursuant to the Code, Landlord is entitled to adequate assurances of future performance of the provisions of this Lease. The parties agree that, with respect to any such assumption or assignment, the term "adequate assurance" shall include at least the following:

                  (a) In order to assure Landlord that the proposed assignee will have the resources with which to pay all Rent payable pursuant to the provisions of this Lease, any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of not less than the net worth of Tenant on the Effective Date (as hereinafter defined), increased by seven percent (7%), compounded annually, for each year from the Effective Date through the date of the proposed assignment. It is understood and agreed that the financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

                  (b) Any proposed assignee must have been engaged in the conduct of business for the five (5) years prior to any such proposed assignment, which business does not violate the Permitted Use allowed under
SECTION 3 above and such proposed assignee shall continue to engage in the Permitted Use. It is understood that Landlord's asset will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use.

                  (c) Any proposed assignee of this Lease must assume and agree to be personally bound by the provisions of this Lease.

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         18. EMINENT DOMAIN. If all of the Premises, or such part thereof or of the Building as will make the same unusable for the purposes contemplated by this Lease, be taken under the power of eminent domain (or a conveyance in lieu thereof), then this Lease shall terminate as of the date possession is taken by the condemnor, and Rent shall be adjusted between Landlord and Tenant as of such date. If only a portion of the Premises is taken and Tenant can continue use of the remainder, then this Lease will not terminate, but Rent shall abate in a just and proportionate amount to the loss of use occasioned by the taking. Landlord shall be entitled to receive and retain the entire award for the affected portion of the Building. Tenant shall have no right or claim to advance any claim against Landlord for any part of any award made to or received by Landlord for any taking and no right or claim for any alleged value of the unexpired portion of this Lease, or its leasehold estate, or for costs of removal, relocation, business interruption expense or any other damages arising out of such taking. Tenant, however, shall not be prevented from making a claim against the condemning party (but not against Landlord) for any moving expenses, loss of profits, or taking of Tenant's personal property (other than its leasehold estate) to which Tenant may be entitled. Any such award shall not reduce the amount of the award otherwise payable to Landlord, if any.

         19. ADA GENERAL COMPLIANCE. Tenant, at Tenant's sole expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities now in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises, and Tenant shall use all reasonable efforts to fully comply with The Americans With Disabilities Act of 1990 (the "ADA"). Landlord's responsibility for compliance with ADA shall include the common areas and restrooms of the Building, but not the Premises.

         If Tenant receives any notices alleging violation of ADA relating to any portion of the Building or of the Premises; any written claims or threats regarding non-compliance with ADA and relating to any portion of the Building or of the Premises; or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with ADA and relating to any portion of the Building or of the Premises, then Tenant shall, within ten (10) days after receipt of such, advise Landlord in writing, and provide Landlord with copies of any such claim, threat, action or investigation (as applicable).

         20. QUIET ENJOYMENT. So long as Tenant is not in default past applicable cure periods of its obligations hereunder, Tenant shall have and enjoy peacefully the possession of the Premises during the Term hereof, provided that no action of Landlord or other tenants working in other space in the Building, or in repairing or restoring the Premises, shall be deemed a breach of this covenant, or give to Tenant any right to modify this Lease either as to term, rent payables or other obligations to be performed.

         21. RADON GAS. The following notification is provided pursuant to
Section 404.056(6), Florida Statutes (1995): "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon gas and radon testing may be obtained from your County public health unit."

         22. SECURITY DEPOSIT. Tenant shall deposit with Landlord the sum of TEN THOUSAND DOLLARS AND NO/100 ($10,000.00), which sum Landlord shall retain as security for the performance by Tenant of each of its obligations hereunder (the "Security Deposit"). The Security Deposit shall not bear interest. If, at any time, Tenant fails to perform its obligations, then Landlord may, at its option, apply the Security Deposit, or any portion thereof required to cure Tenant's default; provided, however, if prior to the Expiration Date or any termination of this Lease, Landlord depletes the Security Deposit, in whole or in part, then immediately following such depletion, Tenant shall restore the amount so used by Landlord. Unless Landlord uses the Security Deposit to cure a default of Tenant, or to restore the Premises to the condition to which Tenant is required to leave the Premises upon the Expiration Date or any termination of the Lease, then Landlord shall, within thirty (30) days after the Expiration Date or any termination of this Lease, refund to Tenant any funds remaining in the Security Deposit. Tenant may not credit against or deduct the Security Deposit from any month's Rent.

         23. NOTICES. All notices, demands and requests which may be given or which are required to be given by either party to the other must be in writing. All notices, demands and

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requests by Landlord or Tenant shall be addressed as follows (or to such other address as a party may specify by duly given notice):

         RENT PAYMENT
         ADDRESS:            HIGHWOODS REALTY LIMITED PARTNERSHIP
                             P.O. Box 550281
                             Tampa, Florida 33655-0281
                             Tax ID# 56-1869557

         LEGAL NOTICE
         ADDRESS FOR
         LANDLORD:           HIGHWOODS REALTY LIMITED PARTNERSHIP
                             c/o Highwoods Properties, Inc.
                             Suite 600, 3100 Smoketree Court
                             Raleigh, North Carolina 27604
                             Attn: Lease Administrator
                             Facsimile: 919/876-2448

         WITH A
         COPY TO:            Highwoods Properties, Inc.
                             Attn: C. Henry L. Millet
                             Lease Administrator
                             9720 Princess Palm Avenue, #140
                             Tampa, Florida 33619
                             Facsimile:  813-623-5445

         TENANT:             Spectrum Integrated Services, Inc.
                             2140 Merritt Drive
                             Garland, TX 75041
                             Facsimile # 972.864.7878
                             Attn: Larry Callahan

         WITH A
         COPY TO:            Locke Purnell Rain Harrell
                             Attn: Jonetta Brooks
                             2200 Ross Avenue, Suite 2200
                             Dallas, TX 75201
                             Facsimile # (214) 740-8800

         Notices, demands or requests which Landlord or Tenant are required or desire to give the other hereunder shall be deemed to have been properly given for all purposes if (i) delivered against a written receipt of delivery, (ii) mailed by express, registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid, or (iii) delivered to a nationally recognized overnight courier service for next business day delivery, to its addressee at such party's address as set forth above or (iv) delivered via telecopier or facsimile transmission to the facsimile number listed above, provided, however, that if such communication is given via telecopier or facsimile transmission, an original counterpart of such communication shall be sent concurrently in either the manner specified in section (ii) or (iii) above and written confirmation of receipt of transmission shall be provided. Each such notice, demand or request shall be deemed to have been received upon the earlier of the actual receipt or refusal by the addressee or three (3) business days after deposit thereof at any main or branch United States post office if sent in accordance with section (ii) above, and the next business day after deposit thereof with the courier if sent pursuant to section (iii) above. The parties shall notify the other of any change in address, which notification must be at least fifteen (15) days in advance of it being effective.

         Notices may be given on behalf of any party by such party's legal counsel.

         24. HOLDING OVER. If Tenant shall hold over after the Expiration Date or other termination of this Lease, such holding over shall not be deemed to be a renewal of this Lease but shall be deemed to create a month to month tenancy only and by such holding over Tenant shall continue to be bound by all of the terms and conditions of this Lease, except that during such month to month tenancy Tenant shall pay to Landlord one hundred fifty percent (150%) of the Base Rent payable hereunder during the last month of the Term, and any and all Operating Expenses and other forms of Additional Rent payable under this Lease. Such month-to-month tenancy may be terminated by Landlord or Tenant effective as of the last day of any calendar

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month by delivery to the other of notice of such termination prior to the first day of such calendar month. Tenant shall indemnify, defend and hold Landlord harmless from and against any claim, damage, loss, liability, judgment, suit, disbursement or expense (including consequential damages and reasonable attorneys' fees and disbursements) (collectively, "Claims") resulting from failure to surrender possession upon the Expiration Date or sooner termination of the Term, including any Claims made by any succeeding tenant, and such obligations shall survive the expiration or sooner termination of this Lease.

         25.  RIGHT TO RELOCATE.  DELIBERATELY OMITTED.

         26. BROKER'S COMMISSIONS. Tenant represents and warrants that it has not dealt with any real estate broker, finder or other person, with respect to this Lease in any manner, except Trammell Crow Realty Services, Inc. whose address is 2203 N. Lois Avenue, Suite 814, Tampa, FL 33607. Landlord shall pay only any commissions or fees that are payable to the above-named broker or finder with respect to this Lease pursuant to Landlord's separate agreement with such broker or finder. Tenant shall indemnify and hold Landlord harmless from any and all damages resulting from claims that may be asserted against Landlord by any other broker, finder or other person (including, without limitation, any substitute or replacement broker claiming to have been engaged by Tenant in the future), claiming to have dealt with Tenant in connection with this Lease or any amendment or extension hereto, or which may result in Tenant leasing other or enlarged space from Landlord. The provisions of this paragraph shall survive the termination of this Lease.

         27.  ENVIRONMENTAL COMPLIANCE.

         (a) TENANT'S RESPONSIBILITY. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or in compliance with the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Building any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Tenant covenants and agrees that the Premises will at all times during its use or occupancy thereof be kept and maintained so as to comply with all now existing or hereafter enacted or issued statutes, laws, rules, ordinances, orders, permits and regulations of all state, federal, local and other governmental and regulatory authorities, agencies and bodies applicable to the Premises, pertaining to environmental matters or regulating, prohibiting or otherwise having to do with asbestos and all other toxic, radioactive, or hazardous wastes or material including, but not limited to, the Federal Clean Air Act, the Federal Water Pollution Control Act, and the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as from time to time amended (all hereafter collectively called "Laws"). Tenant shall execute affidavits, representations and the like, from time to time, at Landlord's request, concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises.

         (b) TENANT'S LIABILITY. Tenant shall hold Landlord free, harmless, and indemnified from any penalty, fine, claim, demand, liability, cost, or charge whatsoever which Landlord shall incur, by reason of Tenant's failure to comply with this SECTION 27 including, but not limited to: (i) the cost of bringing the Premises into compliance with all Laws and in a non-contaminated state, the same condition as prior to occupancy; (ii) the reasonable cost of all appropriate tests and examinations of the Premises to confirm that the Premises have been brought into compliance with all Laws; and (iii) the reasonable fees and expenses of Landlord's attorneys, engineers, and consultants incurred by Landlord in enforcing and confirming compliance with this SECTION 27.

         (c) PROPERTY. For the purposes of this SECTION 27, the Premises shall include the real estate covered by this Lease; all improvements thereon; all personal property used in connection with the Premises (including that owned by Tenant); and the soil, ground water, and surface water of the Premises, if the Premises includes any ground area.

         (d) INSPECTIONS BY LANDLORD. Landlord and its engineers, technicians, and consultants (collectively the "Auditors") may, from time to time as Landlord deems appropriate, conduct periodic tests and examinations ("Audits") of the Premises to confirm and monitor Tenant's compliance with this SECTION 27. Such Audits shall be conducted in such a manner as to

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minimize the interference with Tenant's Permitted Use; however in all cases, the Audits shall be of such nature and scope as shall be reasonably required by then existing technology to confirm Tenant's compliance with this SECTION
27. Tenant shall fully cooperate with Landlord and its Auditors in the conduct of such Audits. The cost of such Audits shall be paid by Landlord unless an Audit shall disclose a material failure of Tenant to comply with this SECTION 27, in which case, the cost of such Audit shall be paid for on demand by Tenant.

         (e) LANDLORD'S LIABILITY. Provided, however, the foregoing covenants and undertakings of Tenant contained in this SECTION 27 shall not apply to any condition or matter constituting a violation of any Law: (i) which existed prior to the commencement of Tenant's use or occupancy of the Premises; (ii) which was not caused, in whole or in part, by Tenant or Tenant's agents, employees, officers, partners, contractors or invitees; or (iii) to the extent such violation is caused by, or results from the acts or neglects of Landlord or Landlord's agents, employees, officers, partners, contractors, guests, or invitees.

         (f) TENANT'S LIABILITY AFTER TERMINATION OF LEASE. The covenants contained in this SECTION 27 shall survive the expiration or termination of this Lease, and shall continue for so long as Landlord and its successors and assigns may be subject to any expense, liability, charge, penalty, or obligation against which Tenant has agreed to indemnify Landlord under this SECTION 27.

         (g) To the best of Landlord's actual knowledge, the Premises are currently in compliance with laws.

         28. ATTORNEYS' FEES. In the event of any action or proceeding brought by either party under this Lease, the prevailing party shall be entitled to recover court costs and the fees and disbursements of its attorneys in such action or proceeding (whether at the administrative, trial or appellate levels) from the non-prevailing party in such amount as the court or administrative body may judge reasonable. Landlord shall also be entitled to recover reasonable attorneys' fees and disbursements incurred in connection with a Tenant default hereunder which does not result in the commencement of any action or proceeding.

         29. JURY TRIAL WAIVER. Landlord and Tenant each hereby irrevocably, knowingly and voluntarily waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other or their successors in respect to any matter arising out of or in connection with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim for injury or damage, or any emergency or statutory remedy.

         30. MISCELLANEOUS. Headings of sections are for convenience only and shall not be considered in construing the meaning of the contents of such section. The invalidity of any portion of this Lease shall not have any effect on the balance hereof. This Lease shall be binding upon the respective parties hereto, and upon their heirs, executors, successors and assigns. This Lease supersedes and cancels all prior negotiations between the parties, and no changes shall be effective unless in writing signed by both parties. Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except those expressed in this Lease, and that this Lease contains the entire agreement of the parties hereto with respect to the subject matter hereof. Landlord may sell the Premises or the Building without affecting the obligations of Tenant hereunder; upon the sale of the Premises or the Building, Landlord shall be relieved of all responsibility for the Premises and shall be released from any liability thereafter accruing under this Lease. If any Security Deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the Security Deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be released from any liability for return of the Security Deposit or prepaid Rent. This Lease may not be recorded without Landlord's prior written consent, but Tenant agrees on request of Landlord to execute a memorandum hereof for recording purposes. The singular shall include the plural, and the masculine, feminine or neuter includes the other. If Landlord, or its employees, officers, directors, stockholders or partners are ordered to pay Tenant a money judgment because of Landlord's default under this Lease, said money judgment may only be enforced against and satisfied out of: (i) Landlord's interest in the Building in which the Premises are located including the rental income and proceeds from sale; and (ii) any insurance or condemnation proceeds received because of damage or condemnation to, or of, said Building that are available for use by Landlord. No other assets of Landlord or said other parties exculpated by the preceding sentence shall be liable for, or subject to, any such money judgment. This Lease shall be interpreted and enforced in accordance with the laws of the State of Florida. If requested by

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Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence in good standing of Tenant, and the authority of any person signing this Lease to act for Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in the State of Florida, that the corporation has a full right and authority to enter into this Lease and that each of the persons signing on behalf of the corporation is authorized to do so. The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon the execution and delivery by both Landlord and Tenant. The date of execution shall be entered on the top of the first page of this Lease by Landlord, and shall be the date on which the last party signed the Lease, or as otherwise may be specifically agreed by both parties. Such date, once inserted, shall be established as the final day of ratification by all parties to this Lease, and shall be the date for use throughout this Lease as the "Effective Date".

         31. SPECIAL CONDITIONS OR ADDENDA. The following special conditions, if any, shall apply, and where in conflict with earlier provisions in this Lease shall control. If any addenda are noted below, such addenda are incorporated herein and made a part of this Lease.

A. EXPANSION OPTION. Provided Tenant is not in default as of the date of exercise of the option nor at the date of the commencement of the option, and Tenant has not done anything nor failed to do anything that, with the passage of time and/or the giving of notice, would constitute a default hereunder, Tenant shall have the option to expand the Premises on available and unencumbered space as depicted on Exhibit A of a minimum of 45,000 rentable square feet, ("Additional Space") during the period of time November 15, 1998 through May 31, 1999. Tenant must provide Landlord at least forty-five (45) days prior notice of its intent to exercise the option. The rental rate for such expansion space shall be $14.50 per rentable square foot with $.50 annual rental escalations. Landlord shall provide a tenant improvement allowance of $17.35 per rentable square foot; Landlord shall not charge Tenant a Landlord construction management fee. In addition, as part of the Base Building Landlord contribution, Landlord shall, at Landlord's cost, provide necessary building standard heating and ventilation air conditioning roof top units and electrical panel to the Premises with capacity consistent with the initial Premises. The term of any such expansion shall not be less than sixty (60) months. If, however, Tenant elects to exercise its Expansion Option no later than February 1, 1999 with occupancy no later than March 1, 1999, then in that event, Landlord shall provide said Expansion Space (approximately 45,000 sf) at a rate of $14.10 per rentable square foot with $.50 annual rental escalation for a term of such expansion equal to sixty (60) months. Included in the Rental Rate is the $4.00 Expense Stop.

B. RIGHT OF FIRST REFUSAL. Provided Tenant is not in default as of the date of exercise of its right of first refusal, and Tenant has not done anything nor failed to do anything that, with the passage of time and/or the giving of notice, would constitute a default hereunder, Tenant shall have a right of first refusal on the approximate 45,000 rentable square feet of Additional Space in the Building as depicted on Exhibit A, after Tenant's expiration of its Expansion Option (5/31/99) and shall expire on August 31, 2000. Landlord shall provide Tenant with Right of First Refusal on the 45,000 rsf Additional Space and such right shall begin after the expiration of the Expansion Option (May 31, 1999) and expire August 31, 2000. Provided Landlord receives a bona fide offer from a third party on the Additional Space, Landlord will provide Tenant with such notice of offer, and Tenant shall have ten (10) days to agree to lease space offered at same rental rate then being paid by Tenant with prorated Tenant Improvements (straight line pro-ration), notwithstanding the above, the lease term for expansion space shall be coterminous with the original term. Any additional Tenant Improvements above the prorated Tenant Improvements (not to exceed a total Tenant Improvements of $20.35 psf) will be amortized into the Base Rent at 11% interest over the Lease Term for the Expansion Space.

32. PARKING. Tenant shall be entitled, free of charge, 6 parking spaces per 1,000 rentable square feet leased within the building project for the initial Premises and Additional Space.

33. ACCESS TO COMMON AREA RESTROOMS. Tenant shall have access 24-hours per day, seven days per week, to the common area restrooms for Tenant's employees use.

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34.    AMENITIES. It is Landlord's intent to provide a public eating facility within the building Project. The building shall have a common conference room available for Tenant's occupying the building. Landlord shall provide Building courtesy office no less than twelve hours per day, seven days per week.

35. JANITORIAL SPECIFICATIONS. Janitorial specifications are attached hereto as Exhibit D.

36. SIGNAGE. Tenant shall have right to install exterior signage and such exterior signage shall consist of a monument sign and location, size, material and color shall be mutually agreed by Landlord and Tenant. In the event Tenant expands into the entire Additional Space, Tenant, at Tenant's election, shall have the right, at Tenant's cost, to remove existing monument sign and install exterior surface sign attached to the building at entrance to Tenant's suite. Landlord shall provide Directory Sign at main entrance to the Building and Landlord shall install Tenant's name at Landlord's sole expense.

37.      RENEWAL.

37.01 Grant. Landlord grants to Tenant the two options to renew this Lease upon the terms and conditions set out in this Article 37 if:

(a) Tenant delivers to Landlord, not later than twelve (12) months prior to the end of the original Term or extended Term, written notice exercising its option to renew this Lease,

(b) Tenant is not in default hereunder past applicable cure periods at the time it exercises its option or at the commencement of the renewal term,

(c) Tenant is in possession of all of the Premises and has not sublet all or at least fifty percent (50%) of the Premises or assigned the Lease other than to an affiliate; and

37.02    Terms.  During the renewal term:

(a) Base Rent shall be ninety percent (90%) of the Market Rent as defined in Article 38 but in no event less than the Base Rent payable in regard to the highest amount payable during the original Term or extended term;

(b) The term of the renewal Lease shall be five (5) years, commencing upon the expiration of the original Term or extended Term with no further right of renewal; and

37.03    Documentation.

Landlord and Tenant shall execute and deliver appropriate documentation to evidence renewal and the terms and conditions of the renewal Lease. Within fifteen (15) days of determination of market rent, Tenant shall have the right to rescind its exercise of the renewal option provided Tenant notifies Landlord in writing of its election to rescind.

38.      MARKET RENT.

38.01 Definition. "Market Rent" means for the purposes of Article 37, the annual amount per square foot, including adjustments thereto, if any, that a willing renewing Tenant would pay and a willing Landlord would accept in arm's length bona fide negotiations for a lease of Premises having a similar configuration and otherwise similar to the Premises in office buildings in the I-75 Corridor Office Market on the same terms and conditions for the specified period of time. No allowance shall be made for the value of existing improvements and finishes provided by Tenant.

38.02 Notice of Market Rent. At least two hundred ten (210) days prior to the date on which the term of the renewal Lease or lease of Offer Space is to begin, as the case may be, Landlord shall give Tenant written notice (the "Market Rent Notice") of its determination of Market Rent and the amount of Base Rent payable during the term of the renewal Lease.

38.03    Final Determination of Market Rent.

(a) Whether or not Tenant agrees with Landlord's determination of Market Rent, Tenant shall nevertheless pay to Landlord the amount set out in the Market Rent notice from and after the date on which the term referred to in the Market Rent Notice begins and until the Market Rent has been finally determined. If Tenant does not so agree, Tenant

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         shall give written notice (the "Dispute Notice") to Landlord to that effect within ten (10) days of its receipt of the Market Rent Notice. In the absence of a Dispute Notice, Tenant shall be deemed to have accepted Landlord's determination of Market Rent.

(b) If Tenant has given Dispute Notice and Landlord and Tenant have not agreed in writing as to Market Rent within ten (10) days after the Dispute Notice is given, Market Rent shall be determined as follows:

         I) Within fifteen (15) days of the date on which Tenant has given its Dispute Notice, Landlord and Tenant shall each appoint an independent and qualified person ("Consultant") who shall be a reputable Real Estate Appraiser with at least seven (7) years Real Estate Appraising experience to determine the Market Rent and by notice advise the other of the identity of its Consultant;

         II) If either Landlord or Tenant, having given notice of its Consultant, considers the Consultant of the other to be either not independent or not qualified, it may by notice to the other given within seven (7) days of the date on which the notice of the appointment is given, protest such appointment with reasons;

         III) If within ten (10) days of the date on which the notice of protest is given, the parties cannot agree as to an alternate Consultant, the party whose Consultant is the subject of the protest shall within the next 10-day period either give notice to the other of a new Consultant or bring an action for a judicial determination as to whether it original Consultant was either independent or qualified or both, according to the particulars of the protest;

         IV) If such party elects to make a new appointment, the right of the other party to protest as aforesaid shall apply with respect to the new Consultant; if it is judicially determined that a Consultant was ineligible shall within ten (10) days of such determination give notice to the other of a new Consultant whereupon the preceding provisions of this section shall again apply;

         V) If within the 15-day period set out in the subparagraph (i) of this subsection either Landlord or Tenant fails to make an appointment and so to identify its Consultant, the Market Rent shall be determined by the Consultant of the party which has made an appointment and so given notice thereof;

         VI) Within thirty (30) days of the date on which the identity of either the single Consultant or the two Consultants has been ascertained, either the Consultant or Consultants, as the case may be, shall determine the Market Rent and each party, or the party making the only appointment, as the case may be, shall give notice of the determination made by its Consultant to the other;

         VII) If the Consultant of either party fails to do so, or if either party fails to give notice to the other party of the determination of Market Rent within the time limit as aforesaid, the determination of Market Rent made by the Consultant of the other party shall govern;

         VIII) If the determinations of Market Rent by the two Consultants differs by less than ten percent (10%), then Market Rent shall be the average of the two determinations;

         IX) If the determinations of Market Rent by the two Consultants differ by ten percent (10%) or more, then the two Consultants will select a third independent and qualified person who will choose one or the other of the determinations made as aforesaid and the rate so chosen will be Market Rent;

         X) If the two Consultants cannot agree on the selection of the third person, then the provisions of the American Arbitration Association shall apply for the appointment of a single arbitrator. The sole function of the person so appointed shall be to choose one or the other of the determinations made as aforesaid.

(c) If Market Rent as determined pursuant to subsection (b) is greater than Tenant has paid in accordance with the Market Rent Notice, Tenant shall immediately pay to Landlord the difference and shall thereafter make the payments of Base Rent equal to the greater of Market Rent as so determined and the highest amount of Base Rent payable during the Term. If the amount of Market Rent is less than that stipulated in the Market Rent Notice, Landlord shall immediately refund to Tenant any overpayment made by Tenant.

(d) Each party shall pay the fees of its own arbitrator and if a third arbitrator is appointed, the parties shall share equally in the cost of the third.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this lease in four originals, all as of the day and year first above written.

WITNESSES:                             HIGHWOODS/FLORIDA HOLDINGS, L.P.

                                       By:  Highwoods Properties, Inc., as agent


/s/ Jeff (illegible)                   By: /s/ Richard A. Nash
-----------------------------             --------------------------------------
                                          Richard A. Nash

/s/ Linda Peery                        Its: Regional Vice President
-----------------------------               "LANDLORD"
As to Landlord

                                       Date:   10/20/98
                                             -----------------------------------


WITNESSES:                             Spectrum Integrated Services, Inc.

                                       /s/ Robert D. Graham
                                       ----------------------------------------

/s/ Debra S. Thompson                  By: Robert D. Graham
-----------------------------             --------------------------------------
                                                     (Print name)

/s/ Alison E. Amiot                    Its: Vice President & General Counsel
-----------------------------              -------------------------------------
As to Tenant                               "TENANT"

                                       Date:  October 20, 1998
                                            ------------------------------------



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                     LEASE ADDENDUM NO. 1 [EXPENSE STOP]

         ADDITIONAL RENT - OPERATING EXPENSE PASS THROUGHS. For each Calendar Year (as hereinafter defined) during the Term, Tenant agrees to pay to Landlord, as Additional Rent, in a lump sum, Tenant's Proportionate Share of any increase in Operating Expenses (as hereinafter defined) incurred by Landlord's operation or maintenance of the Building, above $4.00 per rentable square foot of the Building (the "Expense Stop"). Tenant's Proportionate Share shall be calculated by dividing the 44,768 rentable square feet of the Premises by 337,259 net rentable square feet of the Building, which equals 13.3 %. If during any Calendar Year the occupancy of rentable area in the Building is less than full, then Operating Expenses (as hereinafter defined) which will vary with occupancy, will be adjusted for such Calendar Year as though at least 95% of the rentable area had been occupied. As used herein, the term "Calendar Year" shall mean each of the twelve month periods (or any portion thereof) during the Term beginning on January 1 and ending on the next following December 31. Operating Expenses for Calendar Year 1998 are as follows:

              Cleaning                           $ .90 per square foot
              Utilities                            .20 per square foot
              Repair/Maint.                        .46 per square foot
              Insurance                            .07 per square foot
              Security                             .14 per square foot
              Landscaping                          .30 per square foot
              G & A                                .19 per square foot
              Real Estate Taxes                   1.44 per square foot
              Management Fee                       .30 per square foot
                                                 ---------------------
                                                 $4.00 per square foot

         As used herein, the term "Operating Expenses" shall mean direct costs of operation, repair and maintenance as determined by GAAP and shall include, by way of illustration but shall not be limited to, ad valorem real and personal property taxes, hazard and liability insurance premiums, utilities, heat, air conditioning, janitorial service to include supplies, labor, materials which shall include Building standard light bulbs, supplies, equipment and tools, permits, licenses, inspection fees, management fees, and common area expenses; provided, however, the term "Operating Expenses" shall not include depreciation on the Building or equipment therein, interest, executive salaries, real estate brokers' commissions, or other expenses that do not relate to the operation of the Building. The annual statement of Operating Expenses shall be accounted for and reported in accordance with generally accepted accounting principles (the "Annual Statement").

ITEMS EXCLUDED FROM OPERATING EXPENSES:

1. The cost of any work or service performed for any tenant (including Tenant) at such tenant's cost;

2. The cost of correcting defects in the construction of the Building or in the Building equipment;

3. The cost of any items for which Landlord is reimbursed by insurance or otherwise;

4. The cost of (including increased real estate taxes and other operating expenses related to) any additions to the Building after the original construction;

5. The cost of any repairs, alterations, additions, changes, replacements and other items which under generally accepted accounting principles are properly classified as capital expenditures or which are made in order to prepare for a new tenant's occupancy;

6. Interest on debt or amortization payments on any mortgage and rental under any ground lease or other underlying lease;

7.       Any promotional expenses or advertising expenses;

8. Any costs included in Operating Expense representing an amount paid to a corporation related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship;
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9.       Charges (including applicable taxes) for electricity, steam and other utilities for which Landlord is entitled to reimbursement from any tenant;

10. Any costs of painting or decorating of any tenanted part of the Building;

11. Lease payments for rented equipment, the cost of which equipment would constitute a capital expenditure if the equipment were purchased, provided it does not result in a savings for the Building Operating Expenses;

12.      New items of maintenance not included in the Expense Stop;

13. Penalties for late payment of taxes or any other item included as an Operating Expense. 14. Legal expenses and renovation costs.

15. Salaries of owner/manager exceeding the level of Property Manager so long as same is dedicated to the Building.

16.      Costs associated with Building amenities.

         For the Calendar Year commencing on 1999 and for each Calendar Year thereafter during the Term, Landlord shall estimate the amount the Operating Expenses shall increase for such Calendar Year above the Expense Stop. Landlord shall send a written statement of the amount of Tenant's Proportionate Share of any estimated increase in Operating Expenses and Tenant shall pay to Landlord, monthly or annually, Tenant's Proportionate Share of such increase in Operating Expenses plus any applicable sales or use taxes payable by Tenant hereunder. Within ninety (90) days after the end of each Calendar Year, Landlord shall send a copy of the Annual Statement to Tenant. Pursuant to the Annual Statement, Tenant shall pay to Landlord Additional Rent as owed or Landlord shall adjust Tenant's Rent payments if Landlord owes Tenant a credit, such payment or adjustment to be made within thirty (30) days after the Annual Statement is received by Tenant. After the Expiration Date or any termination of this Lease, Landlord shall send Tenant the final Annual Statement for the Term, and Tenant shall pay to Landlord Additional Rent as owed or if Landlord owes Tenant a credit, then Landlord shall pay Tenant a refund. If this Lease expires or terminates on a day other than the December 31, then Additional Rent shall be prorated on a 365-day Calendar Year (or 366 if a leap year).

         Tenant shall have the right to audit Building Operating Expenses, provided Tenant audits such expenses within ninety (90) days from Tenant's receipt of Annual Statement. If Landlord and Tenant disagree on the accuracy of Operating Expenses as set forth in the statement and if the amount of Operating Expenses as contained in the statement are in excess of one hundred four percent (104%) of the amount of the Operating Expenses for the immediately preceding Calendar Year, and provided further that Tenant strictly complies with the provisions of this Addendum No. 1, Tenant shall nevertheless make payment in accordance with any notice given by Landlord, but the disagreement shall immediately be referred by Landlord for prompt decision by a certified public accountant (who is mutually acceptable to Landlord and Tenant), who shall be deemed to be acting as expert(s) and not arbitrator(s), and a determination signed by the selected expert(s) shall be final and binding on both Landlord and Tenant. Any adjustment required to any previous payment made by Tenant or Landlord by reason of any such decision shall be made within fourteen (14) days thereof, and the party required to make payment under such adjustment shall bear all costs of the expert(s) making such decision except where that payment represents five percent (5%) or less of the Operating Expenses that were the subject of the disagreement in which case Tenant shall bear all such costs.

Notwithstanding the above, the Controllable Operating Expenses which shall include landscaping, cleaning, repair and maintenance, security, G & A and management fee shall not increase more than four percent (4%) annually.

                                                               /s/ RDG
                                                               /s/ SM

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                        LEASE ADDENDUM NO. 2 [ALLOWANCE]


     WORK LETTER. This Lease Addendum Number 2 (the "Second Addendum") shall set forth the rights and obligations of Landlord and Tenant with respect to space planning, engineering, final workshop drawings, and the construction and installation of any improvements to the Premises to be completed before the Commencement Date ("Tenant Improvements"). This Second Addendum contemplates that the performance of this work will proceed in four stages in accordance with the following schedule: (i) preparation of a space plan; (ii) final design and engineering and preparation of final plans and working drawings; (iii) preparation by the Contractor (as hereinafter defined) of an estimate of the additional cost of the initial Tenant Improvements; (iv) submission and approval of plans by appropriate governmental authorities and construction and installation of the Tenant Improvements by the Commencement Date.

     In consideration of the mutual covenants hereinafter contained, Landlord and Tenant do mutually agree to the following:

1. SPACE PLANNING, DESIGN AND WORKING DRAWINGS. On Tenant's behalf, Landlord shall provide and designate architects and engineers, who, at Tenant's expense, which expense shall be deducted from the Allowance (as hereinafter defined) will do the following:

     a. Attend a reasonable number of meetings with Tenant and Landlord's agent to define Tenant's requirements. Landlord shall provide one complete space plan prepared by Landlord's architect in order to obtain Tenant's approval. Tenant shall approve such space plan or make comments thereto, in writing, within five (5) days after receipt of the space plan.

     b. Complete construction drawings for Tenant's partition layout, reflected ceiling grid, telephone and electrical outlets, keying, and finish schedule (subject to the limitation expressed in SECTION 2 below).

     c. Complete building standard mechanical plans where necessary (for installation of air conditioning system and ductwork, and heating and electrical facilities) for the work to be done in the Premises.

     d. All plans and working drawings for the construction and completion of the Premises (the "Plans") shall be subject to Landlord's prior written approval. Any changes or modifications Tenant desires to make to the Plans shall also be subject to Landlord's prior approval. Landlord agrees that it will not unreasonably withhold its approval of the Plans, or of any changes or modifications thereof; provided, however, Landlord shall have sole and absolute discretion to approve or disapprove any improvements that will be visible to the exterior of the Premises, or which may affect the structural integrity of the Building. Any approval of the Plans by Landlord shall not constitute approval of any Delays caused by Tenant and shall not be deemed a waiver of any rights or remedies that may arise as a result of such Delays. Landlord may condition its approval of the Plans if:
         (i) the Plans require design elements or materials that would cause Landlord to deliver the Premises to Tenant after the scheduled Commencement Date, or (ii) the estimated cost for any improvements under the Plan is more than the Allowance.

     e. Landlord, at Landlord's sole cost, shall provide Tenant Heating, Ventilation, and Air Conditioning (HVAC) and electric panels for Tenant's adequate use for contemplated use and density as conveyed on the attached plans and specifications. Notwithstanding the above, Tenant shall be responsible for HVAC and electric distribution from the rooftop units and from the Landlord supplied electric panels, and Tenant shall be directly responsible for Tenant's electric consumption and purchase and installation of computer room HVAC units.

2. ALLOWANCE. Landlord agrees, at its sole cost and expense to provide an allowance of up to $17.41 per rentable square foot, to design, engineer, install, supply and otherwise to construct the Tenant Improvements in the Premises that will become a part of the Building (the "Allowance"); otherwise, Tenant is fully responsible for the payment of all costs in connection with the Tenant Improvements.

3. SIGNAGE AND KEYING. Door and/or directory signage and suite keying in accordance with building standards shall be provided and installed by Landlord and deducted from the Allowance.

4.    WORK AND MATERIALS AT TENANT'S EXPENSE

     a. Prior to commencing and providing any such work or materials to the Premises, Landlord shall select a licensed general contractor or contractors (the "Contractor") to construct and install the

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         Tenant Improvements and Landlord shall submit to Tenant written estimates of the cost of such work and materials and Tenant shall approve said estimates in writing within five (5) business days after the receipt thereof. Landlord shall not be authorized to proceed thereon until such estimate is mutually agreed upon and approved in writing and delivered to Landlord.

     b. Tenant agrees to pay to Landlord, promptly upon being billed therefor, all costs and expenses in excess of the Allowance incurred in connection with the Tenant Improvements. Such costs and expenses shall include all amounts charged by the Contractor for performing such work and providing such materials (including the Contractor's general conditions, overhead and profit). Tenant will be billed for such costs and expenses as follows: (i) fifty percent (50%) of such costs and expenses shall be due and payable upon Tenant's approval of the cost estimates for the Tenant Improvements; (ii) thirty percent (30%) of such costs and expenses shall be due and payable when such work is substantially completed as defined in Section 6 below; (iii) twenty percent (20%) of such costs and expenses shall be due and payable upon final completion of such work. If unpaid within ten (10) days after receipt of invoice, then the outstanding balance shall accrue at the rate of one percent (1%) per month until paid in full.

         Notwithstanding the above, in the event Tenant elects to amortize additional tenant improvement provided by Landlord, not to exceed $3.00 per square foot above the Allowance, Tenant shall be entitled, provided such additional cost is amortized at 11% over the term of the Lease and added to the Base Rent.

     c. Any Contractor provided by Landlord to construct the Tenant Improvements shall obtain, prior to the commencement of construction of the Tenant Improvements, a payment bond in compliance with Section 713.23, Florida Statutes.

5.   TENANT PLAN DELIVERY DATE

     a. Tenant covenants and agrees that although certain plans and drawings may be prepared by Landlord's architect or engineer, Tenant shall be solely responsible for the timely completion of the Plans and it is hereby understood time is of the essence.

     b. Tenant covenants and agrees to deliver to Landlord the final Plans for the Tenant Improvements on or before September 25, 1998 (the "Tenant Plan Delivery Date"). It is vital that the final Plans be delivered to Landlord by the Tenant Plan Delivery Date in order to allow Landlord sufficient time to review such Plans, to discuss with Tenant any changes therein which Landlord believes to be necessary or desirable, to enable the Contractor to prepare an estimate of the cost of the initial Tenant Improvements, and to substantially complete the Premises within the time frame provided in the Lease.

6.   SUBSTANTIAL COMPLETION

     a. The Premises shall be deemed to be substantially complete when the work to be performed by Landlord pursuant to the Plans approved by Landlord and Tenant has been completed and approved by the appropriate governmental authorities, as certified by Landlord and architect, and a Certificate of Occupancy has been issued, except for items of work and adjustment of equipment and fixtures that can be completed after the Premises are occupied without causing material interference with Tenant's use of the Premises (i.e., "punch list items").

     b. Notwithstanding the foregoing, if Landlord shall be delayed in substantially completing the Premises as a result of:

         (i) Tenant's failure to furnish to Landlord the final Plans on or before the Tenant Plan Delivery Date; or

         (ii) Tenant's failure to furnish the Plans and/or Tenant's failure to approve Landlord's cost estimates within the time specified in SECTION 4 herein and/or Tenant's failure to approve the space plan within the time specified in SECTION 1 herein; or

         (iii) Tenant's changes in the Tenant Improvements or the Plans (notwithstanding Landlord's approval of any such changes); or

         (iv) Tenant's request for changes in or modifications to the Plans subsequent to the Tenant Plan Delivery Date; or

         (v) Inability to obtain non-building standard materials, finishes or installations requested by

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                  Tenant; or

         (vi) The performance of any work by any person, firm or corporation employed or retained by Tenant; or

         (vii) Any other act or omission by Tenant or its agents, representatives, and/or employees; then, in any such event, for purposes of determining the Commencement Date, the Premises shall be deemed to have been substantially completed on the date that Landlord and architect determine that the Premises would have been substantially completed if such Delay or Delays had not occurred.

7. MATERIALS AND WORKMANSHIP. Landlord covenants and agrees that all work performed in connection with the construction of the Premises shall be performed in a good and workmanlike manner and in accordance with all applicable laws and regulations and with the final approved Plans. Landlord agrees to exercise due diligence in completing the construction of the Premises.

8. REPAIRS AND CORRECTIONS. Landlord agrees to repair and correct any work or materials installed by Landlord or its Contractor in the Premises that prove defective as a result of faulty materials, equipment, or workmanship and that first appear within ninety (90) days after the date of occupancy of the Premises. Notwithstanding the foregoing, Landlord shall not be responsible to repair or correct any defective work or materials installed by Tenant or any contractor other than Landlord's Contractor, or any work or materials that prove defective as a result of any act or omission of Tenant or any of its employees, agents, invitees, licensees, subtenants, customers, clients, or guests.

9. POSSESSION BY TENANT. The taking of possession of the Premises by Tenant shall constitute an acknowledgment by Tenant that the Premises are in good condition and that all work and materials provided by Landlord are satisfactory as of such date of occupancy, except as to any defects or incomplete work that are described in a written notice given by Tenant to Landlord no later than thirty (30) days after Tenant commences occupancy of the Premises, and except for any equipment that is used seasonally if Tenant takes possession of the Premises during a season when such equipment is not in use and except for latent defects.

10. ACCESS DURING CONSTRUCTION. During construction of the Tenant Improvements in the Premises with the approval of Landlord, Tenant shall be permitted reasonable access to the Premises, as long as such access does not interfere with or delay construction work on the Premises for the purposes of taking measurements, making plans, installing trade fixtures, and doing such other work as may be appropriate or desirable to enable Tenant eventually to assume possession of and operate in the Premises.

11. RESTORATION OF PREMISES. In the event Tenant does not expand into the Additional Space, then Landlord shall have the right, at Landlord's option and sole expense, to reconstruct the demised wall to accommodate a Landlord provided common area corridor located on the South side of the Premises (the "Proposed Corridor"). The anticipated Proposed Corridor is depicted on Exhibit C. Notwithstanding the above, Tenant shall, at Tenant's cost and thirty (30) days upon Landlord's request, pay for the reconstruction of the removal of glass panels on the East side of Tenant's reception area, as depicted on Exhibit C.

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                              LEASE ADDENDUM NO. 3
                            TENANT PARKING AGREEMENT

         THIS AGREEMENT made as of the 15th day of October, 1998, between
                                       ----        --------
HIGHWOODS/FLORIDA HOLDINGS,  L.P., By: Highwoods Properties,  Inc., as agent,

("Landlord") and Spectrum Integrated Services, Inc. ("Tenant").

         1. The parties hereby acknowledge that they have heretofore entered, or are contemporaneously herewith entering, a certain lease dated October 15, 1998 (the "Lease") for premises known as Suite(s) 200 (the "Premises") located in the property known as Interstate Corporate Center (the "Property"). In the event of any conflict between the Lease and this Agreement, the latter shall control.

         2. Landlord hereby grants to Tenant and persons designated by Tenant a license to use 264 surface uncovered parking spaces on the property (referred to herein as the "Garage") at no cost to Tenant. The Term of such license shall commence on the Commencement Date under the Lease and shall continue until the earlier to occur of the Expiration Date under the Lease, or termination of the Lease or Tenant's abandonment of the Premises thereunder.

         3. Tenant shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Garage. Landlord reserves the right to adopt, modify and enforce reasonable Rules governing the use of the Garage from time to time, including any key-card, sticker or other identification or entrance system, and hours of operation. The Rules set forth hereinafter are currently in effect. Landlord may refuse to permit any person who violates such Rules to park in the Garage, and any violation of the Rules shall subject the car to removal from the Garage.

         4. The parking spaces hereunder shall be provided on an unreserved "first-come, first-served" basis. In such event, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, if such contractor is reputable. Except for intentional acts or gross negligence, Landlord shall have no liability whatsoever for any damage to property or any other items located in the Garage, nor for any personal injuries or death arising out of any matter relating to the Garage, and in all events, Tenant agrees to look first to its insurance carrier and to require that Tenant's employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Garage. Tenant hereby waives on behalf of its insurance carriers all rights or subrogation against Landlord or Landlord's agents. Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties, and Tenant and persons designated by Tenant hereunder shall not park in any such assigned or reserved spaces. Landlord also reserves the right to close all or any portion of the Garage in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Garage, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord's reasonable control. In such event, Landlord shall refund any prepaid parking rent hereunder, prorated on a per diem basis. If, for any other reason, Tenant or persons properly designated by Tenant, shall be denied access to the Garage, and Tenant or such persons shall have complied with this Agreement and this Agreement shall be in effect, Landlord's liability shall be limited to such parking charges (excluding tickets for parking violations) incurred by Tenant or such persons in utilizing alternative parking, which amount Landlord shall pay upon presentation of documentation supporting Tenant's claims in connection therewith.

         5. If Tenant shall default under this Agreement, Landlord shall have the right to remove from the Garage any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such default, without liability therefor whatsoever.

                                     RULES

         (i)      Parking shall be available 24-hours per day, seven (7) days per week.
         (ii)     Cars must be parked entirely within the stall lines painted on the floor, and only small cars may be parked in areas
                  reserved for small cars.
         (iii)    All directional signs and arrows must be observed.
         (iv)     The speed limit shall be ten (10) miles per hour.
         (v)      Spaces reserved for handicapped parking must be used only by vehicles properly designated.
         (vi)     Parking is prohibited in all areas not expressly designated for parking, including without limitation.
                  (a)      areas not striped for parking
                  (b)      aisles
                  (c)      where "no parking" signs are posted
                  (d)      ramps
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                 (e)   loading zones

         (vii) Parking stickers, key cards or any other devices or forms of identification or entry supplied by Landlord shall remain the property of Landlord. Such devices must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devises are not transferable and any device in the possession of an unauthorized holder will be void.

         (viii) Garage managers or attendants are not authorized to make or allow any exceptions to these Rules.

         (ix)    Every parker is required to park and lock his own car.

         (x) Washing, waxing, cleaning or servicing of any vehicle by the customer and/or his agents is prohibited. Parking spaces may be used only for parking automobiles.

         (xi) By signing this Parking Agreement, Tenant agrees to acquaint all persons to whom Tenant assigns parking space of these Rules.

WITNESSES:                         Spectrum Integrated Services, Inc.
                                   ----------------------------------
/s/ Debra S. Thompson              By:  /s/ Robert D. Graham
------------------------              -------------------------------
/s/ Alison E. Amiot                Title: Vice President & General Counsel
------------------------                  ---------------------------------
As to Tenant                              Spectrum Integrated Services Inc.

WITNESSES:                         Highwoods/Florida Holdings, L.P.
                                   By:  Highwoods Properties, Inc., as agent

/s/ Jeff (illegible)               By:  /s/ Richard A. Nash
------------------------                -----------------------------------
/s/ Linda Peery                         Richard A. Nash
------------------------           As:  Regional Vice President






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                                  EXHIBIT A





                                 [FLOOR PLAN]







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                                    EXHIBIT B

                              RULES AND REGULATIONS

1. ACCESS TO BUILDING. On Saturdays, Sundays, legal holidays and weekdays between the hours of 6:00 P.M. and 7:00 A.M., access to the Building and/or to the halls, corridors, elevators or stairways in the Building may be restricted and access shall be gained by use of a key or electronic card to the outside doors of the Buildings. Landlord may from time to time establish security controls for the purpose of regulating access to the Building. Tenant shall be responsible for providing access to the Premises for its agents, employees, invitees and guests at times access is restricted, and shall comply with all such security regulations so established. Landlord shall provide Tenant with six (6) building access cards per 1,000 rentable square feet free; additional cards may be purchased at the Highwoods Management Office at a charge of $25.00 per card.

2. PROTECTING PREMISES. The last member of Tenant to leave the Premises shall close and securely lock all doors or other means of entry to the Premises and shut off all utilities in the Premises.

3. BUILDING DIRECTORIES. The directories for the Building in the form selected by Landlord shall be used exclusively for the display of the name and location of tenants. Any additional names and/or name change requested by Tenant to be displayed in the directories must be approved by Landlord and, if approved, will be provided at the sole expense of Tenant.

4. LARGE ARTICLES. Furniture, freight and other large or heavy articles may be brought into the Building only at times and in the manner designated by Landlord and always at Tenant's sole responsibility. All damage done to the Building, its furnishings, fixtures or equipment by moving or maintaining such furniture, freight or articles shall be repaired at Tenant's expense.

5. SIGNS. Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Building, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the written consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as shall be first approved by Landlord in writing. Landlord, without notice to Tenant, reserves the right to remove, at Tenant's expense, all matter other than that provided for above.

6. COMPLIANCE WITH LAWS. Tenant shall comply with all applicable laws, ordinances, governmental orders or regulations and applicable orders or directions from any public office or body having jurisdiction, whether now existing or hereinafter enacted with respect to the Premises and the use or occupancy thereof. Tenant shall not make or permit any use of the Premises which directly or indirectly is forbidden by law, ordinance, governmental regulations or order or direction of applicable public authority, which may be dangerous to persons or property or which may constitute a nuisance to other tenants.

7. HAZARDOUS MATERIALS. Tenant shall not use or permit to be brought into the Premises or the Building any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done any act or thing which will invalidate, or which, if brought in, would be in conflict with any insurance policy covering the Building or its operation, or the Premises, or any part of either, and will not do or permit to be done anything in or upon the Premises, or bring or keep anything therein, which shall not comply with all rules, orders, regulations or requirements of any organization, bureau, department or body having jurisdiction with respect thereto (and Tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall increase the rate of insurance on the Building, its appurtenances, contents or operation.

8. DEFACING PREMISES AND OVERLOADING. Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window that may be unsightly from outside the Premises. Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls; blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices shall not be placed in or about the outside windows in the Premises except to the extent that the character, shape, color, material and make thereof is approved by Landlord. Tenant shall not do any painting or decorating in the Premises or install any floor coverings in the Premises or make, paint, cut or drill into, or in any way deface any part of the Premises or Building without in each instance obtaining the prior written consent of Landlord. Tenant shall not overload any floor or part thereof in the Premises, or any facility in the Building or any public corridors or elevators therein by bringing in or removing any large or heavy articles and Landlord may direct and control the location of

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     safes, files, and all other heavy articles and, if considered necessary by Landlord may require Tenant at its expense to supply whatever supplementary supports necessary to properly distribute the weight.

9. OBSTRUCTION OF PUBLIC AREAS. Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything in, or obstruct in any way, any sidewalk, court, hall, passageway, entrance, or shipping area. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Building employees) that are at any time being taken from the Premises directly to the areas designated for disposal. All courts, passageways, entrances, exits, elevators, escalators, stairways, corridors, halls and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals within the normal course of Tenant's business so long as such persons are not engaged in illegal activities.

10. ADDITIONAL LOCKS. Tenant shall not attach, or permit to be attached, additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. Upon termination of this Lease or of Tenant's possession, Tenant shall immediately surrender all keys to the Premises. Landlord acknowledges that Tenant shall, at Tenants cost, install and maintain Tenant card reader to the Premises.

11. COMMUNICATIONS OR UTILITY CONNECTIONS. Other than provided for in initial construction, if Tenant desires signal, alarm or other utility or similar service connections installed or changed, then Tenant shall not install or change the same without the approval of Landlord, and then only under direction of Landlord and at Tenant's expense. Tenant shall not install in the Premises any equipment which requires a greater than normal amount of electrical current for the permitted use without the advance written consent of Landlord. Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants in the Building, and shall not in any event connect a greater load than that which is safe.

12. OFFICE OF THE BUILDING. Service requirements of Tenant will be attended to only upon application at the office of Highwoods Properties, Inc. Employees of Landlord shall not perform, and Tenant shall not engage them to do any work outside of their duties unless specifically authorized by Landlord.

13. RESTROOMS. The restrooms, toilets, urinals, vanities and the other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant whom, or whose employees or invitees, shall have caused it.

14. INTOXICATION. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated, or under the influence of liquor or drugs, or who in any way violates any of the Rules and Regulations of the Building.

15. NUISANCES AND CERTAIN OTHER PROHIBITED USES. Tenant shall not (a) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning apparatus in or about the Premises; (b) engage in any mechanical business, or in any service in or about the Premises or Building, except those ordinarily embraced within the Permitted Use as specified in SECTION 3 of the Lease; (c) use the Premises for housing, lodging, or sleeping purposes; (d) prepare or warm food in the Premises (other than by microwave) or permit food to be brought into the Premises for consumption therein (heating coffee and individual lunches of employees excepted) except by express permission of Landlord; (e) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises, or place a musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises; (f) use any power source for the operation of any equipment or device other than dry cell batteries or electricity; (g) operate any electrical device from which may emanate waves that could interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere; (h) bring or permit to be in the Building any bicycle, other vehicle, dog (except in the company of a blind person), other animal or bird; (i) make or permit any objectionable noise or odor to emanate from the Premises;

                                                               -----------------
                                                               T   /s/ RDG
                                                               INITIALS
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                                                               LL  /s/ illegible
                                                               -----------------

     (j) disturb, harass, solicit or canvass any occupant of the Building;
     (k) do anything in or about the Premises which could be a nuisance or tend to injure the reputation of the Building; (i) allow any firearms in the Building or the Premises except as approved by Landlord in writing.

16. SOLICITATION. Tenant shall not canvass other tenants in the Building to solicit business or contributions and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's Permitted Use as specified in SECTION 3 of the Lease.

17. ENERGY CONSERVATION. Tenant shall not waste electricity, water, heat or air conditioning and agrees to cooperate fully with Landlord to insure the most effective operation of the Building's heating and air conditioning, and shall not allow the adjustment (except by Landlord's authorized Building personnel) of any controls.

18. BUILDING SECURITY. At all times other than normal business hours the exterior Building doors and suite entry door(s) must be kept locked to assist in security. The janitorial service, upon completion of its duties, will lock all Building doors. Problems in Building and suite security should be directed to Landlord at (813) 612-7700. Landlord shall provide Building courtesy officer twelve (12) hours per day, seven days per week, such hours are subject to change.

19. PARKING. Parking is in designated parking areas only. There may be no vehicles in "no parking" zones or at curbs. Handicapped spaces are for handicapped persons and the Police Department will ticket unauthorized (unidentified) cars in handicapped spaces. Landlord reserves the right to remove vehicles that do not comply with the Lease or these Rules and Regulations.

20. JANITORIAL SERVICE. The janitorial staff will remove all trash from trashcans. Any container or boxes left in hallways or apparently discarded unless clearly and conspicuously labeled DO NOT REMOVE may be removed without liability to Tenant. Any large volume of trash resulting from delivery of furniture, equipment, etc., should be removed by the delivery company, Tenant, or Landlord at Tenant's expense. Janitorial service will be provided after hours five (5) days a week. All requests for trash removal other than normal janitorial services should be directed to Landlord at (813) 612-7700. (See Exhibit D)

21. CONSTRUCTION. Tenant shall make no structural alterations of the Premises. All structural alterations and modifications to the Premises shall be coordinated through Landlord as outlined in the Lease. Completed construction drawings of the requested changes are to be submitted to Landlord or its designated agent for pricing and construction supervision.

22. PARKING LOT LIGHTING. Landlord shall provide and maintain exterior parking lot lighting. Currently the exterior parking light candlefoot is 2 and shall remain 2 foot candles through the Term.

23. GENERATOR. Tenant shall have the right at Tenant's cost to install a generator on the property as depicted in Exhibit A .

24. SATELLITE DISH. Tenant shall have the right, at no additional cost, to install a satellite dish, such location shall be mutually agreed upon by Landlord and Tenant. Any installation, maintenance and removal of shall be at Tenant's cost.

25. PHONE/DATA/FIBER OPTIC SERVICE. Tenant shall have the right to install, at Tenant's cost, phone/data/fiber optic service from multiple locations within the Building.

                                                               -----------------
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                                                               INITIALS
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                                                               -----------------

                                   EXHIBIT "C"
                              RESTORATION OF PREMISES





                                    [FLOOR PLAN]





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                                                          INITIALS
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                                                          -----------------

                                 EXHIBIT "D"
                          CLEANING SPECIFICATIONS


SUITE:

DAILY:

-        EMPTY TRASH RECEPTACLES
-        SPOT CLEAN TRASH RECEPTACLES
-        REPLACE SOILED OR TORN TRASH RECEPTACLES LINERS
-        REMOVE LITTER FROM FLOORS
-        REARRANGE FURNITURE, AS REQUIRED
-        CLEAN GLASS ENTRY DOORS
-        REMOVE CARPET STAINS
-        SPOT CLEAN BUILDING SURFACES
-        SPOT CLEAN FURNITURE SURFACES
-        DUST BUILDING SURFACES
-        DUST FURNITURE SURFACES
-        CLEAN AND DISINFECT DRINKING FOUNTAINS
-        CLEAN AND DISINFECT TELEPHONES
-        REMOVE STAINS FROM WALK-OFF MATS
-        COMPLETELY VACUUM WALK-OFF MAT AND ALL CARPETS


WEEKLY:

-        VACUUM UPHOLSTERED FURNITURE, IF ANY
-        CLEAN CORNERS AND EDGES
-        DUST LIGHTING FIXTURES
-        CLEAN BASE COVE
-        POLISH WOOD SURFACE


MONTHLIES:

-        DUST OR VACUUM HVAC VENTS
-        CLEAN KICK PLATES AND CORNER GUARDS

BREAKROOM AND VENDING AREA:

DAILY:

-        EMPTY TRASH RECEPTACLES
-        SPOT CLEAN TRASH RECEPTACLES
-        REPLACE TRASH RECEPTACLES LINERS
-        VACUUM FLOOR MATS
-        REMOVE LITTER FROM FLOORS
-        SPOT CLEAN BUILDING SURFACES
-        SPOT CLEAN FURNITURE SURFACES
-        DUST HORIZONTAL BUILDING SURFACES
-        SWEEP OR DAMP MOP NON-CARPETED FLOORS
-        REMOVE CARPET STAINS
-        COMPLETELY VACUUM CARPET
-        VACUUM UPHOLSTERED SEATING
-        SWEEP OR DUST MOP FLOORS TAKING CARE TO REMOVE ALL FOOD DEBRIS FROM
         UNDER COUNTERS AND BETWEEN CABINETS AND REFRIGERATION UNITS
-        CLEAN AND DISINFECT FLOOR DRAINS
-        CLEAN AND DISINFECT PUBLIC TELEPHONES
-        CLEAN TOP AND FRONT OF VENDING MACHINES INCLUDING GRILLS
-        REFILL HAND SOAP DISPENSERS, IF APPLICABLE

WEEKLY:

-        CLEAN AND DISINFECT BUILDING AND FURNITURE SURFACES

MONTHLY:

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                                                          INITIALS
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                                                          -----------------


-        DUST OR VACUUM HVAC VENTS
-        RE-COAT NON-CARPETED FLOORS, AS REQUIRED

RESTROOMS:

DAILY:

-        EMPTY TRASH RECEPTACLES
-        REPLACE TRASH RECEPTACLES LINERS
-        POLISH FLOORS TO REMOVE LITTER
-        CLEAN AND DISINFECT COUNTERTOPS, BASINS
-        CLEAN MIRRORS
-        REFILL BATHROOM PRODUCT DISPENSERS
-        REFILL FEMININE PRODUCT DISPENSERS
-        REFILL HAND SOAP DISPENSERS; IF NEEDED
-        SANITIZE AND DISINFECT TOILET SEATS AND TOILET BOWLS AND URINALS
         WITH A GERMICIDAL CLEANER
-        SWEEP, WET MOP AND SANITIZE FLOORS
-        SPOT CLEAN WALLS AND PARTITIONS

MONTHLY:

-        MACHINE SCRUB HARD SURFACE FLOORS
-        DAMP WIPE WALLS AND PARTITIONS WITH A GERMICIDAL CLEANER

QUARTERLY:

-        CLEAN AND VACUUM HVAC VENTS
-        THOROUGHLY WASH ALL WALLS AND PARTITIONS WITH A GERMICIDAL CLEANER
-        REMOVE ALL STAINLESS STEEL POLISH AND REPOLISH











                                                          -----------------
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                                                          INITIALS
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                                                          LL  /s/ illegible
                                                          -----------------

                       FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "First Amendment") is made and entered into as of the 16th day of April, 1999 by and between Highwoods / Florida Holdings L.P. having an office at 9720 Princess Palm Avenue, Suite 140, Tampa, Florida 33619, ("Landlord") and Spectrum Integrated Services, Inc. ("Tenant").

                                   WITNESSETH

A. Landlord and Tenant entered into a Lease Agreement (the "Original Lease") for an initial lease term commencing January 1, 1999, with an expiration date being December 31, 2003 relating to certain premises (the "Premises") in the building known as Interstate Corporate Center, having a street address of 6302 E. Martin Luther King, Jr. Boulevard, Tampa, Florida 33610 (the "Building").

B. Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease until July 31, 2004, expand the Premises by an additional 53,750 rentable square feet known as Suite 250
     ("Additional Space") and revise the base annual rent.

NOW, THEREFORE, in consideration of the following provisions and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. RECITALS. The recitals set forth hereinabove are true and correct, and such recitals and the Lease are incorporated herein by this reference.

2. LEASED PREMISES. The term "Leased Premises" or "Premises" is hereby stated to be that portion of the Building more particularly shown and outlined on Exhibit "A" to this First Amendment, containing a total of 98,518 rentable square feet on the first floor of the Interstate Corporate Center Building, and hereinafter referred to as Suites 200 and 250.

3. TERM. The Lease Term, which expires on December 31, 2003, is changed and extended to, and is anticipated to expire on, midnight of July 31, 2004. This period shall hereinafter be referred to as the "Expansion Renewal Term".

                  This Lease Term (the "Term") is for sixty (60) months, and
                                                      ----------
         shall commence on August 1, 1999 ("Commencement Date"), and shall
                           --------------
         expire (unless sooner terminated or extended as herein provided) at noon on July 31, 2004 ("Expiration Date"). Tenant shall have the
                 -------------
         right to take possession of the Premises prior to the Commencement Date provided the Premises are delivered for occupancy.

                  If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Commencement Date, then this Lease shall not be void or voidable, no obligation of Tenant shall be affected thereby, and neither Landlord nor Landlord's agents shall be liable to Tenant for any loss or damage resulting from the delay in delivery of possession; provided, however, that in such event, the Commencement Date and Expiration Date of this Lease, and all other dates that may be affected by their change, shall be revised to conform to the date of Landlord's delivery of possession to Tenant. The above, however, is subject to the provision that the period permitted for the delay of delivery of possession of the Premises shall not exceed sixty (60) days after the Commencement Date set forth in the first sentence of this SECTION 3 (except that those delays beyond Landlord's control, including, without limitation, those encompassed in the meaning of the term "force majeure", or caused by Tenant (the "Delays") shall be excluded in calculating such period). If Landlord does not deliver possession to Tenant within such period, then Tenant may terminate this Lease by written notice to Landlord; provided, that written notice shall be ineffective if given after Tenant takes possession of any part of the Premises, or if given more than one hundred (100) days after the original Commencement Date plus the time of any Delays. Unless expressly otherwise provided herein, Rent (as hereinafter defined) shall commence on the earlier of: (i) the Commencement Date; (ii) occupancy of the Premises by Tenant; (iii) the date Landlord has the Premises ready for occupancy by Tenant, as such date is adjusted under the Work Letter, if any, attached hereto; or (iv) the date Landlord could have had the Premises ready had there been no Delays attributable to Tenant. Unless the context otherwise so requires, the term "Rent" as used herein includes both Base Rent and Additional Rent as set forth in SECTION 4 of the Original Lease and Sections 4 and 6 of this First Amendment to Lease Agreement.

         The Commencement Date, Term and Expiration Date may be set forth in a commencement Letter (the "Commencement Letter") prepared by Landlord and executed by Tenant.

                                                               /s/ RDG
                                                               -------------
                                                               /s/ SM
                                                               -------------

4.       RENT. Article 4, entitled "Rent" is hereby revised with the following:

         Rent for the Premises for the Additional Space (Suite 250) and the Lease extension term of Suite 200 has been determined as follows:


                                                  Rentable     Monthly       Annual
         Period                Suite #            Sq. Ft.      Base Rent     Base Rent
         ------                -------            ---------    -----------   -----------
         08/1/99 - 10/31/99    #250               53,750       $ 54,375.00   $163,125.00
         11/1/99 - 07/31/00    #250               53,750       $ 63,125.00   $568,125.00
         08/1/00 - 07/31/01    #250               53,750       $ 65,364.58   $784,374.96
         08/1/01 - 07/31/02    #250               53,750       $ 67,604.17   $811,250.04
         08/1/02 - 07/31/03    #250               53,750       $ 69,843.75   $838,125.00
         08/1/03 - 12/31/03    #250               53,750       $ 72,083.33   $360,416.65
         01/1/04 - 07/31/04    #200 & #250        98,518       $133,639.33   $935,475.31

The above amounts do not include Additional Rent as stated in Paragraph
4.2 of the Original Lease and Paragraph 6 of this First Amendment or applicable Florida State sales and use taxes, which taxes shall be paid by Tenant with each payment of Base Monthly Rent.

5. TENANT IMPROVEMENTS. Landlord shall provide Tenant with a tenant improvement allowance of $17.35 per rentable square foot
         ($932,562.50) as depicted in Exhibit "B" ("Work Letter for Expansion Space").

6. ADDITIONAL RENT. Addendum No. 1 [Expense Stop] of the Original Lease shall be revised on the Expansion Commencement Date as depicted on Exhibit "C".

7. RADON DISCLOSURE. The following is given to comply with Section 404.056(8), Florida Statutes: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over a time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

8. NO SMOKING. Tenant shall not allow any smoking in the Premises except in the rooms designed and constructed to accommodate smoking and to prevent smoke from entering the plenum or any other portion of the Premises or the Building. Landlord reserves the right to promulgate additional rules for the Building which may include fines upon tenants of the building who do not cause their employees and invitees to comply with rules prohibiting or limiting smoking in the Premises, the Building and/or areas adjacent to the Building.

9. PARKING. Tenant's allocated parking spaces depicted on Lease Addendum No. [Tenant Parking Agreement], Paragraph 2, shall be revised from 264 surface unreserved parking spaces on the property to a total of 588 surface uncovered parking spaces on the property at no cost to Tenant.

10. OTHER LEASE PROVISIONS. Except as amended by this First Amendment, the Lease and all of its terms and provisions shall remain in full force and effect. In the event of any conflict between the provisions of this Amendment and provision of the Lease, the provisions of the First Amendment shall control. All capitalized terms herein shall have the same meanings as they have in the Lease, unless otherwise defined herein.

11. NO DEFAULT BY LANDLORD. Tenant hereby acknowledges that to the best of Tenant's current actual knowledge, without investigation or inquiry, as of the date of execution of this First Amendment, there exists no defenses or offsets to enforcement of the Lease by Landlord and Landlord is not in default in the performance of the Lease. Landlord acknowledges that Tenant is not in default under the Lease.

12. BROKER'S COMMISSION. Tenant represents and warrants that it has not dealt with any real estate broker, finder or other person, with respect to this First Amendment to Lease Agreement in any manner, except Trammell Crow Realty Services, Inc. whose address is 400 N. Ashley Drive, Suite 2675, Tampa, FL 33602. Landlord shall pay only any commissions or fees that are payable to the above-named broker with respect to this First Amendment to Lease Agreement pursuant to the separate Brokerage Agreement (dated 7/28/98 by Highwoods Properties, Inc. and dated 8/28/98 by Trammell Crow Realty Services, Inc.) as amended. Tenant shall indemnify and hold Landlord harmless from any and all damages resulting from claims that may be asserted against Landlord by any other broker, finder or other person (including, without limitation, any substitute or replacement broker claiming to have been engaged by Tenant in the future), claiming to have dealt with Tenant in connection with this Lease or any amendment or extension hereto, or which may result in Tenant leasing other or enlarged space from Landlord. The provisions of this paragraph shall survive the termination of this Lease and First Amendment to Lease

                                                               /s/ RDG
                                                               -------------
                                                               /s/ SM
                                                               -------------

         Agreement and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The obligations of Highwoods/Florida Holdings, L.P. and/or Highwoods Properties, Inc. shall be binding upon any successor owner/Landlord of Interstate Corporate Center.

13. FLORIDA LAW. This First Amendment and the Lease shall be construed and interpreted under the laws of the State of Florida.

IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto effective as of the Effective Date.

WITNESSES:                              "LANDLORD":
                                        Highwoods / Florida Holdings L.P.
                                        a Delaware limited partnership
                                        By: Highwoods / Florida GP Corp.,
                                            its general partner

/s/ Steve Garraty                       By: /s/ Stephen A. Meyers
------------------------------             -----------------------------------
Printed Name: Steve Garraty             Printed Name: Stephen A. Meyers
/s/ Linda Peery
------------------------------          Its:   Regional Vice President
Printed Name: Linda Peery                   ----------------------------------
             -----------------          Date:       5/14/99
                                             ---------------------------------


                                        "TENANT":
                                        Spectrum Integrated Services, Inc.

/s/ Lawrence P. Callahan                By: /s/ Robert D. Graham
----------------------------------         -----------------------------------
Printed Name: Lawrence P. Callahan      Printed Name: Robert D. Graham
             ---------------------                   -------------------------
/s/ Christi M. Baker
----------------------------------     Title:  Vice President
Printed Name: Christi M. Baker               ---------------------------------
             ---------------------
                                       Date:  April 27, 1999
                                            ----------------------------------










                                                               /s/ RDG
                                                               -------------
                                                               /s/ SM
                                                               -------------

                                  EXHIBIT A





                                 [FLOOR PLAN]











                                                               /s/ RDG
                                                               -------------
                                                               /s/ SM
                                                               -------------

                                    EXHIBIT B

                         WORK LETTER FOR EXPANSION SPACE

This Lease Addendum Number 2 (the "Second Addendum") shall set forth the rights and obligations of Landlord and Tenant with respect to space planning, engineering, final workshop drawings, and the construction and installation of any improvements to the Premises to be completed before the Commencement Date ("Tenant Improvements"). This Second Addendum contemplates that the performance of this work will proceed in four stages in accordance with the following schedule: (i) preparation of a space plan; (ii) final design and engineering and preparation of final plans and working drawings; (iii) preparation by the Contractor (as hereinafter defined) of an estimate of the additional cost of the initial Tenant Improvements; (iv) submission and approval of plans by appropriate governmental authorities and construction and installation of the Tenant Improvements by the Commencement Date.

     In consideration of the mutual covenants hereinafter contained, Landlord and Tenant do mutually agree to the following:

1. SPACE PLANNING, DESIGN AND WORKING DRAWINGS. On Tenant's behalf, Landlord shall provide and designate architects and engineers, who SHALL BE REASONABLY ACCEPTABLE TO TENANT, at Tenant's expense, which expense shall be deducted from the Allowance (as hereinafter defined) will do the following:

     a. Attend a reasonable number of meetings with Tenant and Landlord's agent to define Tenant's requirements. Landlord shall provide one complete space plan prepared by Landlord's architect in order to obtain Tenant's approval. Tenant shall approve such space plan or make comments thereto, in writing, within five (5) days after receipt of the space plan.

     b. Complete construction drawings for Tenant's partition layout, reflected ceiling grid, telephone and electrical outlets, keying, and finish schedule (subject to the limitation expressed in SECTION 2 below).

     c. Complete building standard mechanical plans where necessary (for installation of air conditioning system and ductwork, and heating and electrical facilities) for the work to be done in the Premises.

     d. All plans and working drawings for the construction and completion of the Premises (the "Plans") shall be subject to Landlord's prior written approval. Any changes or modifications Tenant desires to make to the Plans shall also be subject to Landlord's prior approval. Landlord agrees that it will not unreasonably withhold its approval of the Plans, or of any changes or modifications thereof; provided, however, Landlord shall have sole and absolute discretion to approve or disapprove any improvements that will be visible to the exterior of the Premises, or which may affect the structural integrity of the Building. Any approval of the Plans by Landlord shall not constitute approval of any Delays caused by Tenant and shall not be deemed a waiver of any rights or remedies that may arise as a result of such Delays. Landlord may condition its approval of the Plans if: (i) the Plans require design elements or materials that would cause Landlord to deliver the Premises to Tenant after the scheduled Commencement Date, or (ii) the estimated cost for any improvements under the Plan is more than the Allowance.

     e. Landlord, at Landlord's sole cost, shall provide Tenant Heating, Ventilation, and Air Conditioning (HVAC) and electric panels for Tenant's adequate use TAKING INTO ACCOUNT THE SAME USE AND DENSITY AS REQUIRED FOR THE INITIAL PREMISES IN SUITE 200. LANDLORD SHALL INSTALL INSULATION WITH WIRE ATTACHED TO THE ROOF DECK WITHIN THE EXPANSION SPACE. Notwithstanding the above, Tenant shall be responsible for HVAC and electric distribution from the rooftop units and from the Landlord supplied electric panels, and Tenant shall be directly responsible for Tenant's electric consumption and purchase and installation of computer room HVAC units.

2. ALLOWANCE. Landlord agrees, at its sole cost and expense to provide an allowance of up to $17.35 per rentable square foot ($932,562.50), to design, engineer, install, supply and otherwise to construct the Tenant Improvements in the Premises that will become a part of the Building (the "Allowance"); otherwise, Tenant is fully responsible for the payment of all costs in connection with the Tenant Improvements. NOTWITHSTANDING THE ABOVE, IN THE EVENT THE COST FOR THE BUILD-OUT FOR THE PREMISES FOR THE ADDITIONAL SPACE (SUITE 250) IS LESS THAN THE ALLOWANCE, TENANT MAY APPLY THE BALANCE OF THE ALLOWANCE TO PAY FOR ANY CONSTRUCTION COSTS THAT EXCEEDED THE ALLOWANCE FOR THE BUILD-OUT FOR SUITE 200.

3. SIGNAGE AND KEYING. Door and/or directory signage and suite keying in accordance with building standards shall be provided and installed by Landlord and deducted from the Allowance.

                                                               /s/ RDG
                                                               /s/ SM

4.    WORK AND MATERIALS AT TENANT'S EXPENSE

     a. Prior to commencing and providing any such work or materials to the Premises, Landlord AND TENANT shall select a licensed general contractor or contractors (the "Contractor"), WHO SHALL BE REASONABLY ACCEPTABLE TO TENANT, to construct and install the Tenant Improvements and Landlord shall submit to Tenant written estimates of the cost of such work and materials and Tenant shall approve said estimates in writing within five (5) business days after the receipt thereof. Landlord shall not be authorized to proceed thereon until such estimate is mutually agreed upon and approved in writing and delivered to Landlord.

     b. Tenant agrees to pay to Landlord, promptly upon being billed therefor, all costs and expenses in excess of the Allowance incurred in connection with the Tenant Improvements. Such costs and expenses shall include all amounts charged by the Contractor for performing such work and providing such materials (including the Contractor's general conditions, overhead and profit). Tenant will be billed for such costs and expenses as follows: (i) fifty percent (50%) of such costs and expenses shall be due and payable upon Tenant's approval of the cost estimates for the Tenant Improvements; (ii) thirty percent (30%) of such costs and expenses shall be due and payable when such work is substantially completed as defined in Section 6 below; (iii) twenty percent (20%) of such costs and expenses shall be due and payable upon final completion of such work. If unpaid within ten (10) days after receipt of invoice, then the outstanding balance shall accrue at the rate of one percent (1%) per month until paid in full.

         Notwithstanding the above, in the event Tenant elects to amortize additional tenant improvement provided by Landlord, not to exceed $3.00 per square foot above the Allowance, Tenant shall be entitled, provided such additional cost is amortized at 11% over the term of the Lease and added to the Base Rent.

     c. Any Contractor provided by Landlord to construct the Tenant Improvements shall obtain, prior to the commencement of construction of the Tenant Improvements, a payment bond in compliance with Section 713.23, Florida Statutes.

5.   TENANT PLAN DELIVERY DATE

     a. Tenant covenants and agrees that although certain plans and drawings may be prepared by Landlord's architect or engineer, Tenant shall be solely responsible for the timely completion of the Plans and it is hereby understood time is of the essence.

     b. Tenant covenants and agrees to deliver to Landlord the final Plans for the Tenant Improvements on or before May 15, 1999 (the "Tenant Plan Delivery Date"). It is vital that the final Plans be delivered to Landlord by the Tenant Plan Delivery Date in order to allow Landlord sufficient time to review such Plans, to discuss with Tenant any changes therein which Landlord believes to be necessary or desirable, to enable the Contractor to prepare an estimate of the cost of the initial Tenant Improvements, and to substantially complete the Premises within the time frame provided in the Lease.

6.   SUBSTANTIAL COMPLETION

     a. The Premises shall be deemed to be substantially complete when the work to be performed by Landlord pursuant to the Plans approved by Landlord and Tenant has been completed and approved by the appropriate governmental authorities, as certified by Landlord and architect, and a Certificate of Occupancy has been issued, except for items of work and adjustment of equipment and fixtures that can be completed after the Premises are occupied without causing material interference with Tenant's use of the Premises (i.e., "punch list items").

     b. Notwithstanding the foregoing, if Landlord shall be delayed in substantially completing the Premises as a result of:

         (i) Tenant's failure to furnish to Landlord the final Plans on or before the Tenant Plan Delivery Date; or

         (ii) Tenant's failure to furnish the Plans and/or Tenant's failure to approve Landlord's cost estimates within the time specified in SECTION 4 herein and/or Tenant's failure to approve the space plan within the time specified in SECTION 1 herein; or

         (iii) Tenant's changes in the Tenant Improvements or the Plans (notwithstanding Landlord's approval of any such changes); or

                                                               /s/ RDG
                                                               /s/ SM


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

         (iv) Tenant's request for changes in or modifications to the Plans subsequent to the Tenant Plan Delivery Date; or

         (v) Inability to obtain non-building standard materials, finishes or installations requested by Tenant; or

         (vi) The performance of any work by any person, firm or corporation employed or retained by Tenant; or

         (vii) Any other act or omission by Tenant or its agents, representatives, and/or employees;

         then, in any such event, for purposes of determining the Commencement Date, the Premises shall be deemed to have been substantially completed on the date that Landlord and architect determine that the Premises would have been substantially completed if such Delay or Delays had not occurred.

7. MATERIALS AND WORKMANSHIP. Landlord covenants and agrees that all work performed in connection with the construction of the Premises shall be performed in a good and workmanlike manner and in accordance with all applicable laws and regulations and with the final approved Plans. Landlord agrees to exercise due diligence in completing the construction of the Premises.

8. REPAIRS AND CORRECTIONS. Landlord agrees to repair and correct any work or materials installed by Landlord or its Contractor in the Premises that prove defective as a result of faulty materials, equipment, or workmanship and that first appear within ninety (90) days after the date of occupancy of the Premises. Notwithstanding the foregoing, Landlord shall not be responsible to repair or correct any defective work or materials installed by Tenant or any contractor other than Landlord's Contractor, or any work or materials that prove defective as a result of any act or omission of Tenant or any of its employees, agents, invitees, licensees, subtenants, customers, clients, or guests.

9. POSSESSION BY TENANT. The taking of possession of the Premises by Tenant shall constitute an acknowledgment by Tenant that the Premises are in good condition and that all work and materials provided by Landlord are satisfactory as of such date of occupancy, except as to any defects or incomplete work that are described in a written notice given by Tenant to Landlord no later than thirty (30) days after Tenant commences occupancy of the Premises, and except for any equipment that is used seasonally if Tenant takes possession of the Premises during a season when such equipment is not in use and except for latent defects.

10. ACCESS DURING CONSTRUCTION. During construction of the Tenant Improvements in the Premises with the approval of Landlord, Tenant shall be permitted reasonable access to the Premises, as long as such access does not interfere with or delay construction work on the Premises for the purposes of taking measurements, making plans, installing trade fixtures, and doing such other work as may be appropriate or desirable to enable Tenant eventually to assume possession of and operate in the Premises.

11. RESTORATION OF PREMISES. Paragraph 11 "Restoration of Premises" of Lease Addendum No. 2 of Original Lease is deleted.

                                                               /s/ RDG
                                                               /s/ SM


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